As filed with the SEC on _________________.	Registration No. 2-89558

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 34

_________________

PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Jeffrey C. Martin

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2004 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2004

PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

o    Invest your  Contract's  premiums  and its earnings in one or more of 13 available  variable  investment  options of the
     Pruco Life  Variable  Appreciable  Account  (the  "Account"),  each of which  invests in a  corresponding  portfolio  of The
     Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced
Diversified Bond
Equity
Flexible Managed
Global
Government Income
High Yield Bond
Jennison
Money Market
Natural Resources
Small Capitalization Stock
Stock Index
Value

o        Invest in the fixed rate option, which pays a guaranteed interest rate.

o        Invest in the Pruco Life Variable Contract Real Property Account (the "Real Property Account").

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in Pruco Life Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                                                  Pruco Life Insurance Company
                                                      213 Washington Street
                                                  Newark, New Jersey 07102-2992
                                                    Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                                         PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 41 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 15.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

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                                               Transaction and Optional Rider Fees
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                    Charge                               When Charge is Deducted                       Amount Deducted
------------------------------------------------ ----------------------------------------- ----------------------------------------

Maximum Sales Charge on Premiums (Load) (2)           Deducted from premium payment.               5% of premium payment.

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Administrative Fee                                    Deducted from premium payment.                         $2

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Taxes Attributable to Premiums (1)                   Deducted from premium payments.              2.5% of premium payments.

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Maximum Deferred Sales Charge (Load) (2)          Upon lapse, surrender, or decrease in     45% of one scheduled annual premium.
                                                         basic insurance amount.

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Other Surrender Fees (2)                          Upon lapse, surrender, or decrease in       $5 per $1,000 of coverage amount.
                                                         basic insurance amount.

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Withdrawal Fee                                               Upon withdrawal.                  The lesser of $15 or 2% of the
                                                                                                     withdrawal amount.

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Basic Insurance Amount Change Fee                    When there is a change in basic                         $15.
                                                            insurance amount.

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Living Needs Benefit Fee                                When the benefit is paid.                           $150.

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(1)	For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

(2)	Duration of charge is limited. See, CHARGES AND EXPENSES page 15.

The second table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

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                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Cost of  Insurance  ("COI")  for base amount
of   insurance   and   Target   Term   Rider
coverage. (1)(2)
               _____________
                                                                                          From $0.06 to $83.34 Per $1,000 of Net
        Minimum and Maximum Charges                            Monthly                                Amount of Risk.
               _____________                                                                           _____________

   Initial COI for a representative                                                        0.15% per $1,000 Net Amount of Risk.
   Contract owner, male age 30 in the
   preferred underwriting class, no riders
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
                                                                                                  Effective annual rate of
Mortality and Expense Risk Fees                                 Daily                       0.60% of the amount of assets in the
                                                                                               variable investment options.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Additional Mortality Fees for risk                             Monthly                    From $0.10 to $2.08 per $1,000 of basic
associated with certain occupation,                                                                  insurance amount.
avocation, or aviation risks.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for basic insurance amount                                 Monthly                      $2.50 plus $0.02 per $1,000 of basic
                                                                                                     insurance amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Net interest on loans (6)                                     Annually                                     1.5%

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--------------------------------------------- ------------------------------------------ ------------------------------------------

Guaranteed Death Benefit Fee for the basic                     Monthly                      $0.01 per $1,000 of basic insurance
insurance amount or an increase to the                                                     amount or increase in basic insurance
basic insurance amount.                                                                                   amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for an increase to basic insurance                         Monthly                      $0.02 per $1,000 of basic insurance
amount (6)                                                                                                amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Level Premium Term Rider (1)
               _____________

        Minimum and Maximum Charges                                                          From $0.16 to $7.91 per $1,000 of
               _____________                                   Monthly                                   coverage.
                                                                                                       _____________
   Level Premium Term Rider fee for a
   representative Contract owner, male age                                                     $0.19 per $1,000 of coverage.
   30 in the preferred underwriting class,
   no riders

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Child Level Premium Term Rider (4)                     Monthly                     $0.45 per $1,000 of insurance amount.

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--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Accidental Death Benefit Rider (6)
               _____________

        Minimum and Maximum Charges                                                          From $0.04 to $0.64 per $1,000 of
               _____________                                   Monthly                                   coverage.
                                                                                                       _____________
   Accidental Death Benefit fee for a
   representative Contract owner, male age                                                     $0.07 per $1,000 of coverage.
   30 in the preferred underwriting class,
   no riders

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Option to Purchase Additional Insurance
Rider (1)
               _____________
                                                                                             From $0.06 to $0.47 per $1,000 of
        Minimum and Maximum Charges                            Monthly                       coverage, depending on issue age.
               _____________                                                                           _____________

   Option to Purchase Additional Insurance                                                     $0.17 per $1,000 of coverage.
   Rider fee for a representative Contract
   owner, male age 30 in the preferred
   underwriting class, no riders

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Waiver of Premium Rider Charge
               _____________
                                                                                            From $0.008 to $0.21 per $1,000 of
        Minimum and Maximum Charges                            Monthly                                   coverage.
               _____________                                                                           _____________

   Waiver of Premium Rider fee for a                                                           $0.07 per $1,000 of coverage.
   representative Contract owner, male age
   30 in the preferred underwriting class,
   no riders

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

     Applicant Waiver of Premium Rider                                                     From 0.40% to 3.14% of the Contract's
               _____________                                                                        applicable premium.
                                                                                          Capped at $0.15 per $1,000 of coverage.
        Minimum and Maximum Charges                            Monthly                                 _____________
               _____________
                                                                                             0.7% of the Contract's applicable
   Applicant Waiver of Premium Rider fee                                                   premium capped at $0.15 per $1,000 of
   for a representative Contract owner,                                                                  coverage.
   male age 30 in the preferred
   underwriting class, no riders

--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	You may obtain information about the particular charges that apply to you by contacting your Pruco Life representative.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)	The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans, page 31.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES page 15.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

---------------------------------------------------------------------------------------- -------------------- -------------------
                       Total Annual Fund Operating Expenses (1)                                Minimum             Maximum
                                                                                                              -------------------
                                                                                         -------------------- -------------------
(expenses that are deducted from the Fund's assets, including management fees,

distribution [and/or service] (12b-1) fees, and other expenses, but not including               0.37%               0.87%
reductions for any fee waiver or other reimbursements.)

---------------------------------------------------------------------------------------- -------------------- -------------------

(1)     Total Annual operating expense for Real Property Partnership is 7.44%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code’s definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o    Pruco Life guarantees  that if the Scheduled  Premiums are paid when due, or received within 61 days after the Scheduled
     Premiums are due (or missed  premiums are paid later with  interest),  the Contract  will not lapse  because of  unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.

If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Pruco Life will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans, page 31.

Your Scheduled Premium consists of two amounts:

o    The initial  amount is payable from the time you purchase  your  Contract  until the  Contract  anniversary  immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the "Premium Change Date");

o    The guaranteed maximum amount payable after the Premium Change Date.  See PREMIUMS, page 21.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 21, and Tax Treatment of Contract Benefits, page 34. Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for collecting and processing premiums. For more detail, see CHARGES AND EXPENSES, page 15. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums, on page 24.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office. Subsequent net premiums are applied to your Contract as of the date of receipt in Good Order at a Service Office.

On the Contract date: (1) we deduct the charge for premium processing and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium to the variable investment options, the fixed rate option, or the Real Property Account according to your most current allocation request.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 14, and The Pruco Life Variable Contract Real Property Account, page 15. Subsequent net premiums are applied to your Contract as of the date of receipt at a Service Office.

Pruco Life may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers, page 24.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature. For additional information, please see Transfers, page 24, Dollar

Cost Averaging, page 25.

Increasing or Decreasing Face Amount

Subject to state approval and underwriting requirements determined by Pruco Life, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in face amount. See Increases in Face Amount, page 28.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life’s needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 31, and Tax Treatment of Contract Benefits, page 34.

Under certain circumstances, you may withdraw a part of the Contract’s cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 32, and Tax Treatment of Contract Benefits, page 34.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans, page 31.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, Pruco Life guarantees that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options, page 11 and The Fixed Rate Option, page 14.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The “current charge” is the amount that Pruco Life is now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract’s variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the payment to prevent your Contract from lapsing. Your payment must be received at a Service Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT, page 33. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits – Pre-Death Distributions, page 35.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits – Pre-Death Distributions, page 35.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a face amount of insurance of less than the minimum face amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. It is important to note, however, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in face amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals, page 32, and Tax Treatment of Contract Benefits, page 34.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner.

Restrictions will be applied uniformly and will not be waived. See Transfers, page 24.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges on page 17. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract Fund lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 34.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of the Series Fund. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 14, and The Pruco Life Variable Contract Real Property Account, page 15.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life Variable Appreciable Account other than the Real Property Account, which invests in the “Partnership”. Each subaccount invests in Portfolio shares of the Series Fund which is registered under the Investment Company Act of 1940. Each subaccount, and the Real Property Account, holds its assets separate from the assets of the other investment options, and each investment option has its own investment objective and policies, which are described in this prospectus and the prospectuses for the Series Fund and the Real Property Account. The income, gains and losses of one investment option generally have no effect on the investment performance of any other. For an additional discussion of the portfolios of the Series Fund, please see The Prudential Series Fund, Inc. on page 12.

We do not promise that the variable investment options will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which the subaccounts invest. You bear the investment risk that the variable investment options may not meet their investment objectives. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund and The Real Property Account prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Pruco Life Variable Appreciable Account

The Pruco Life Variable Appreciable Account has established a separate account, the Pruco Life Variable Universal Account (the “Account”) to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “separate account” under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life’s other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account’s assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life’s general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflects the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 available variable investment options, each of which is a subaccount of the Pruco Life Variable Appreciable Account. When you choose a subaccount, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life may add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the “Series Fund”) is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund, their investment objectives, and investment advisors:

o    Conservative   Balanced  Portfolio:   The  investment   objective  is  a  total  investment  return  consistent  with  a conservatively  managed  diversified  portfolio.  The Portfolio invests in a mix of equity securities,  debt obligations and money market instruments.

o    Diversified  Bond  Portfolio:  The  investment  objective  is a high level of income over a longer term while  providing reasonable  safety of capital.  The Portfolio  normally  invests at least 80% of its investable  assets in higher grade debt obligations  and high quality money market  investments.  The Portfolio may invest up to 20% of its investable  total assets in debt securities issued outside the U.S., by U.S. or foreign issuers.

o    Equity  Portfolio:  The investment  objective is long-term  growth of capital.  The Portfolio  normally invests at least
     80% of its  investable  assets in common  stocks of major  established  corporations  as well as smaller  companies  that we believe  offer  attractive  prospects of  appreciation.  The  Portfolio  may invest up to 30% of its total assets in foreign securities.

o    Flexible Managed  Portfolio:  The investment  objective is a high total return  consistent with an aggressively  managed diversified portfolio.  The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o    Global  Portfolio:  The investment  objective is long-term growth of capital.  The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o    Government  Income  Portfolio:  The investment  objective is a high level of income over the longer term consistent with the  preservation  of capital.  The Portfolio  normally  invests at least 80% of its  investable  assets in U.S.  Government securities,  including  intermediate  and long-term  U.S.  Treasury  securities and debt  obligations  issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations.

o    High Yield Bond Portfolio:  The investment  objective is a high total return.  The Portfolio  normally  invests at least
     80% if its  investable  assets in high  yield/high  risk debt  securities.  The  Portfolio may invest up to 20% of its total assets in foreign debt obligations.

o    Jennison  Portfolio:  The  investment  objective is long-term  growth of capital.  The  Portfolio  invests  primarily in equity securities of major,  established  corporations that we believe offer above-average  growth prospects.  The Portfolio may invest up to 30% of its total assets in foreign securities.

o    Money Market  Portfolio:  The investment  objective is maximum  current income  consistent with the stability of capital and the maintenance of liquidity.  The Portfolio invests in high quality  short-term money market  instruments issued by the
     U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

o    Natural Resources  Portfolio:  The investment  objective is long-term growth of capital.  The Portfolio normally invests at least 80% of its  investable  assets in common  stocks and  convertible  securities  of natural  resource  companies  and securities that are related to the market value of some natural resource.

o    Small  Capitalization  Stock Portfolio:  The investment  objective is long-term growth of capital. The Portfolio invests primarily in equity securities of  publicly-traded  companies with small market  capitalizations.  The Portfolio attempts to duplicate  the price and yield  performance  of the Standard & Poor's Small  Capitalization  600 Stock Index (the "S&P Small
     Cap 600 Index") by investing at least 80% of its investable  assets in all or a  representative  sample of stocks in the S&P
     SmallCap 600 Index.

o    Stock Index Portfolio:  The investment  objective is investment results that generally  correspond to the performance of publicly-traded  common  stocks.  The  Portfolio  attempts  to  duplicate  the price and yield of the  Standard & Poor's 500
     Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o    Value Portfolio:  The investment  objective is capital  appreciation.  The Portfolio  invests primarily in common stocks that we believe are  undervalued-those  stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments LLC (“PI”), an wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI’s business address is, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, LLC. (“PIM”), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIM’s business address is, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (“GEAM”) serves as the sub-adviser to a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC (“Jennison”), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison, and the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison’s business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. (“Salomon”) serves as the sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon’s business address is 125 Broad Street, New York, New York 10004.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 15.

In the future it may become disadvantageous for both variable life insurance and variable annuity Contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund’s Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)     changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

An affiliate of each of the Funds may compensate Pruco Life based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund’s portfolios, or to approve or disapprove an investment advisory Contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund’s portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Portfolios

We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life’s general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. Transfers from the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 26.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account’s and the Partnership’s operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 31. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The “current charge” is the lower amount that Pruco Life is now charging. If circumstances change, Pruco Life reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums, page 17. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract’s 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract’s sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract’s 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

----------------------------------------------------------------------------------------------------------------------------------
                                            Maximum Percentages for Surrender Charges
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------------------------- ----------------------------------------------

                                               The Deferred Sales Charge Will       Which is Equal to the Following Percentage of
            For Contracts                        be the Following Percentage                        the Scheduled
             Surrendered                       of One Scheduled Annual Premium            Premiums Due to Date of Surrender
               During
------------------------------------- --------------------------------------------- ----------------------------------------------
------------------------------------- --------------------------------------------- ----------------------------------------------

     Entire Year 1                                          25%                                          25.00%
     Entire Year 2                                          30%                                          15.00%
     Entire Year 3                                          35%                                          11.67%
     Entire Year 4                                          40%                                          10.00%
     Entire Year 5                                          45%                                           9.00%
     First 7 Months of Year 6                               45%                                           7.50%
     First Month of Year 7                                  40%                                           5.71%
     First Month of Year 8                                  30%                                           3.75%
     First Month of Year 9                                  20%                                           2.22%
     First Month of Year 10                                 10%                                           1.00%
     First Month of Year 11
            and Thereafter                                   0%                                           0.00%
------------------------------------- --------------------------------------------- ----------------------------------------------

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year’s Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS, page 21. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted). See Deduction from Premiums, Page 17, for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount, page 28.

Surrender Charges

We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured’s risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract’s 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract’s fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract’s fifth anniversary. For each additional full month that the Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

Cost of Insurance

We deduct, monthly, a cost of insurance (“COI”) charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund — significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and an insured’s current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life’s current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk. For additional information, See Increases in Face Amount page 28.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 24 is made up of the 5% sales load charge and the 2.5% premium tax charge.) The premium tax charge is Pruco Life’s estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract owners without regard to state of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). Pruco Life may collect more for this charge than it actually pays for premium taxes.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)	On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (including any increases in amount of insurance except for the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)	On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes. We will review the question of a charge to the Account for Pruco Life’s federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Daily Charge

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the “variable investment options”) in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges.

Transaction Charges

(a)	We currently charge a processing fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a processing fee of up to $15 for any change in basic insurance amount.

(c)	We may charge a processing fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

Charges are deducted from and expenses are paid out of the assets of the variable investment options are described in the prospectuses for those investment options.

Rider Charges

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge. See Expense Chart titled Periodic Contract Optional Rider Charges Other Than The Funds’ Operating Expenses for various riders, on page 1, and see RIDERS page 20.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request. While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary’s interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life’s consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life’s approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured’s stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Pruco Life will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Pruco Life will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured’s spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 30.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Living Needs Benefit Rider — The Living Needs BenefitSM is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract’s death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract’s cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

All or part of the Contract’s death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a “guaranteed issue” basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured’s lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 15) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract’s initial death benefit and the insured’s age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life’s consent.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 33. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 34.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES, page 15. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer’s payroll.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract’s anniversary immediately following the insured’s 65th birthday (or until the Contract’s tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

--------------------- -------------------------------------- -----------------------------------------

                      $60,000 Face Amount                    $100,000 Face Amount
                      -------------------------------------- -----------------------------------------
                      ------------------- ------------------ --------------------- -------------------

                          Preferred           Standard            Preferred             Standard
--------------------- ------------------- ------------------ --------------------- -------------------
--------------------- ------------------- ------------------ --------------------- -------------------

Male, age 35
at issue                   $554.80             $669.40             $902.00             $1,093.00
--------------------- ------------------- ------------------ --------------------- -------------------
--------------------- ------------------- ------------------ --------------------- -------------------

Female, age 45
at issue                   $698.80             $787.60            $1,142.00            $1,290.00
--------------------- ------------------- ------------------ --------------------- -------------------
--------------------- ------------------- ------------------ --------------------- -------------------

Male, age 55
at issue                  $1,556.20           $1,832.20           $2,571.00            $3,031.00
--------------------- ------------------- ------------------ --------------------- -------------------

The  following  table  compares  annual and monthly  premiums for insureds who are in the preferred  rating  class.  Note that in these examples the sum of 12 monthly premiums for a particular  Contract is approximately  105% to 109% of the annual premium for that Contract.

--------------------- -------------------------------------- ------------------------------------------

                      $60,000 Face Amount                    $100,000 Face Amount
                      -------------------------------------- ------------------------------------------
                      ------------------- ------------------ ----------------------- ------------------

                           Monthly             Annual               Monthly               Annual
--------------------- ------------------- ------------------ ----------------------- ------------------
--------------------- ------------------- ------------------ ----------------------- ------------------

Male, age 35
at issue                    $50.00             $554.80               $80.00               $902.00
--------------------- ------------------- ------------------ ----------------------- ------------------
--------------------- ------------------- ------------------ ----------------------- ------------------

Female, age 45
at issue                    $62.60             $698.80              $101.00              $1,142.00
--------------------- ------------------- ------------------ ----------------------- ------------------
--------------------- ------------------- ------------------ ----------------------- ------------------

Male, age 55
at issue                   $136.40            $1,556.20             $224.00              $2,571.00
--------------------- ------------------- ------------------ ----------------------- ------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured’s attained age at such time. See How a Contract’s Death Benefit Will Vary, page 27. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 15. The term “net single premium,” the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract’s Death Benefit Will Vary on page 27. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years’ Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 34.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt in Good Order at a Service Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received in Good Order at a Service Office in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page 20. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 15) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed rate option or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 19.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Transfers among subaccounts will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Service Office. Prudential may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the investment option or to the disadvantage of other Contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life’s discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Pruco Life’s discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract Date. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract Date, it will be applied as of the date of receipt in Good Order at a Service Office. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Pruco Life using a lower issue age in determining the Scheduled Premium amount. Pruco Life will permit a Contract to be back-dated up to six months but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Service Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code’s definition of life insurance. Favorable investment results on the assets related to the Contract and payment of greater than Scheduled Premiums will generally result in increases in the cash surrender value.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. The death benefit may be increased to ensure that the Contract meets the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary, page 30. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value. Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured’s 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 15. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. You should consult your tax adviser and Pruco Life representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Form A Contract owner cannot make withdrawals that would reduce the Contracts face amount below the minimum face amount. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawals, page 32.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured’s death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, the Contract’s death benefit will always be large enough to meet the Internal Revenue Code’s definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract’s Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

      1. Original Contracts:

(A)	If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT, on page 21) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 30. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans, page 31.

(B)	If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1) you paid only Scheduled Premiums;
(2) you paid Scheduled Premiums when due;
(3) your selected investment options earned a net return at a uniform rate of 4% per year;
(4) we deducted full mortality charges based upon the 1980 CSO Table;
(5) we deducted maximum sales load and expense charges; and
(6) there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans, page 31. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 28, and Decreases in Face Amount, page 30.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)	Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured’s attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)	Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured’s attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured’s attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

                                            Increase in                                                      Increase in
       Male            Net Single          Insurance                      Female        Net Single          Insurance
  Attained Age          Premium             Amount Per $1                Attained         Premium            Amount Per $1
                                             Increase in                   Age                                Increase in
                                            Contract                                                         Contract
                                                Fund                                                             Fund
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

        5              .09884                $10.12                        5            .08198                $12.20
       25              .18455                $ 5.42                       25            .15687                $ 6.37
       35              .25596                $ 3.91                       35            .21874                $ 4.57
       55              .47352                $ 2.11                       55            .40746                $ 2.45
       65              .60986                $ 1.64                       65            .54017                $ 1.85
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 28, and Decreases in Face Amount, page 30.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

(1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;
(2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;
(3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;
(4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and
(5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits. You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

(1) You must ask for the increase in writing on an appropriate form;
(2) The amount of the increase in face amount must be at least $25,000;
(3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life;
(4) If Pruco Life requests, you must send in the Contract to be suitably endorsed;
(5) The Contract must be neither paid-up nor in default on the date the increase takes effect;
(6) You must pay an appropriate premium at the time of the increase;
(7) Pruco Life has the right to deny more than one increase in a Contract year; and
(8) If between the Contract Date and the date that your requested increase in face amount would take effect,
    Pruco Life has changed any of the bases on which benefits and charges are calculated for newly issued
    Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life will recompute the Contract’s Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. Within six months after the most recent Contract anniversary, you may choose, limited only by applicable state law, to whether the recomputation will be made as of the prior or next Contract anniversary. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Pruco Life will tell you the amount of the required payment. You should also note that an increase in face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once Pruco Life receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 19) will run from the effective date of the increase.

Pruco Life will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of CHARGES AND EXPENSES, on page 15. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract.

The “free-look” right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Service Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted after the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 31) or a partial withdrawal of excess cash surrender value (see Withdrawals, page 32). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. A reduction will not be permitted if it would cause the Contract to fail to qualify as “life insurance” for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before requesting any decrease in face amount, you should consult your own tax adviser and Pruco Life representative.

CONTRACT VALUES

How a Contract’s Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed benefit whole-life insurance, however, a Contract’s cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;
(2) the investment performance of the Real Property Account if that option has been selected;
(3) interest credited on amounts allocated to the fixed rate option;
(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and
(5) the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract’s cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The two tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns and assume maximum charges will be used throughout the lifetime of the insured.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract’s face amount of insurance must be at least equal to the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured’s Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life’s needs, to a Service Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period such a request is received in a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Loans

You may borrow from Pruco Life up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable, to the variable investment options that would be payable upon immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option that would be payable upon immediate surrender. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract. The minimum loan amount you borrow may be lower in some states.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life’s consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2003 ranged from 5.85% to 6.84%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 33, and Tax Treatment of Contract Benefits Pre-Death Distributions, page 35.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract’s cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 34.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract’s cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract may result in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount.

We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract’s variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Service Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1.	Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.	Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 30. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans, page 31. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life’s needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.	Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life’s needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, below.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund, in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o    you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o    the Contract's death benefit will be income tax free to your beneficiary.  However,  your death benefit could be subject to estate tax.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts.
o    If you  surrender  the  Contract  or allow it to lapse,  you will be taxed on the  amount  you  receive in excess of the premiums you paid less the untaxed  portion of any prior  withdrawals.  For this  purpose,  you will be treated as receiving  any  portion  of the cash  surrender  value  used to repay  Contract  debt.  In other  words,  you will immediately  have taxable  income to the extent of gain in the  Contract.  Reinstatement  of the Contract will not eliminate  the  taxable  income  which  we are  required  to  report  to the  Internal  Revenue  Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o    Generally,  you will be taxed on a  withdrawal  to the extent the amount you receive  exceeds the  premiums you paid for the Contract less the untaxed portion of any prior  withdrawals.  However,  under some limited  circumstances,  in the first 15 Contract  years,  all or a portion of a  withdrawal  may be taxed if the  Contract  Fund  exceeds the total premiums paid less the untaxed portions of any prior  withdrawals,  even if total  withdrawals do not exceed total premiums paid.

o    Extra premiums for optional  benefits and riders  generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

o    Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.
Modified Endowment Contracts.
o    The rules change if the Contract is classified as a Modified  Endowment  Contract.  The Contract  could be classified as a Modified  Endowment  Contract if premiums  substantially in excess of scheduled  premiums are paid or a decrease in the face  amount of  insurance  is made (or a rider  removed).  The  addition  of a rider or an increase in the face amount of insurance  may also cause the  Contract to be  classified  as a Modified  Endowment  Contract.  You should first consult a qualified tax adviser and your Pruco Life  representative  if you are  contemplating any of these steps.

o    If the Contract is classified as a Modified Endowment  Contract,  then amounts you receive under the Contract before the insured's  death,  including  loans and  withdrawals,  are included in income to the extent that the Contract Fund before  surrender  charges  exceeds  the  premiums  paid for the  Contract  increased  by the  amount of any loans previously  included in income and reduced by any untaxed  amounts  previously  received  other than the amount of any loans  excludable  from income.  An  assignment of a Modified  Endowment  Contract is taxable in the same way.
     These rules also apply to  pre-death  distributions,  including  loans and  assignments,  made during the two-year period before the time that the Contract became a Modified Endowment Contract.

o    Any taxable income on pre-death  distributions  (including full surrenders) is subject to a penalty of 10 percent unless the amount is received  on or after age 59 1/2, on account of your  becoming  disabled  or as a life  annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

o    All Modified  Endowment  Contracts  issued by us to you during the same calendar  year are treated as a single  Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding.     You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 33. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes though 100% of commissions to its registered representatives. For more information, see DISTRIBUTION AND COMPENSATION in the Statement of Additional Information to this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to us and that are typical of the businesses in which we operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party Contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (T1 through T2) show how a Contract’s death benefit and cash surrender values change with the investment performance of the Account. They are “hypothetical” because they are based, in part, upon several assumptions which are described below. The two tables assume the following:

o    a Contract with a face amount of $75,000  bought by a 30 year old male,  Preferred,  with no extra risks or  substandard ratings, and no extra benefit riders added to the Contract.

o    the Scheduled Premium of $1,200 is paid on each Contract anniversary and no loans are taken.

o    maximum contractual  charges,  before any fee waivers,  reimbursement of expenses,  or expense reductions,  if any, have been made.

o    the Contract Fund has been  invested in equal  amounts in each of the 13 available  portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge. See CHARGES AND EXPENSES, page 15.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit, page 26.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following two tables (pages T1 and T2) show the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.13%, 4.87% and 10.87%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary.

Your Pruco Life representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                                                              ILLUSTRATIONS
                                                                              -------------

                                                              VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                                      FORM A -- FIXED DEATH BENEFIT
                                                                       MALE PREFERRED ISSUE AGE 30
                                                                    $75,000 GUARANTEED DEATH BENEFIT
                                                               ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                                                    USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   402          $    463        $      524
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,274          $  1,453        $    1,639
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,132          $  2,489        $    2,875
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 2,976          $  3,573        $    4,246
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,805          $  4,706        $    5,764
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,746          $  6,018        $    7,573
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,695          $  7,408        $    9,588
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,626          $  8,851        $   11,802
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,537          $ 10,349        $   14,236
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,426          $ 11,903        $   16,913
     15            $ 24,989        $75,000          $ 75,000        $   97,042       $11,876          $ 19,955        $   34,248
     20            $ 37,163        $75,000          $ 75,000        $  150,803       $14,650          $ 29,845        $   61,897
     25            $ 51,974        $75,000          $ 88,243        $  222,492       $16,519          $ 41,785        $  105,355
     30            $ 69,994        $75,000          $102,843        $  319,353       $17,019          $ 55,583        $  172,598
     35            $ 91,918        $75,000          $116,806        $  451,362       $15,417          $ 71,235        $  275,268
     40            $115,023        $75,000          $125,692        $  626,792       $20,485          $ 85,315        $  425,441
     45            $143,135        $75,000          $134,752        $  869,185       $21,009          $100,282        $  646,847
     50            $177,336        $75,000          $144,246        $1,205,965       $12,442          $115,590        $  966,388
     55            $218,948        $75,000          $154,474        $1,676,911       $     0          $131,402        $1,426,447
     60            $269,574        $75,000          $165,903        $2,342,089       $     0          $147,677        $2,084,787
     65            $331,170        $75,000          $178,721        $3,285,769       $     0          $167,124        $3,072,555
     70            $406,109        $75,000          $195,536        $4,688,938       $     0          $195,536        $4,688,938

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,294.62. For a gross return of 6% the premium after age 65 will be $566.50. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T1

                                                              VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                                    FORM B -- VARIABLE DEATH BENEFIT
                                                                       MALE PREFERRED ISSUE AGE 30
                                                                    $75,000 GUARANTEED DEATH BENEFIT
                                                               ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                                                    USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,558          $ 75,618        $   75,679       $   401          $    461        $      522
      2            $  2,546        $76,092          $ 76,271        $   76,456       $ 1,270          $  1,448        $    1,634
      3            $  3,896        $76,602          $ 76,958        $   77,343       $ 2,125          $  2,480        $    2,865
      4            $  5,300        $77,087          $ 77,681        $   78,351       $ 2,964          $  3,558        $    4,227
      5            $  6,760        $77,548          $ 78,443        $   79,494       $ 3,787          $  4,683        $    5,734
      6            $  8,278        $77,983          $ 79,246        $   80,789       $ 4,721          $  5,984        $    7,527
      7            $  9,857        $78,393          $ 80,091        $   82,251       $ 5,662          $  7,360        $    9,519
      8            $ 11,499        $78,778          $ 80,980        $   83,898       $ 6,583          $  8,785        $   11,703
      9            $ 13,207        $79,138          $ 81,916        $   85,753       $ 7,482          $ 10,260        $   14,096
     10            $ 14,984        $79,474          $ 82,902        $   87,837       $ 8,358          $ 11,786        $   16,720
     15            $ 24,989        $80,794          $ 88,655        $  102,668       $11,704          $ 19,565        $   33,578
     20            $ 37,163        $81,568          $ 96,046        $  148,117       $14,296          $ 28,775        $   60,795
     25            $ 51,974        $81,923          $105,503        $  218,793       $15,862          $ 39,442        $  103,603
     30            $ 69,994        $82,136          $117,541        $  314,257       $15,856          $ 51,260        $  169,843
     35            $ 91,918        $82,748          $132,786        $  444,340       $13,373          $ 63,411        $  270,985
     40            $118,141        $77,190          $131,923        $  617,110       $20,068          $ 74,801        $  418,870
     45            $150,045        $75,000          $131,589        $  855,821       $23,378          $ 86,101        $  636,902
     50            $188,862        $75,000          $132,055        $1,187,481       $19,327          $ 96,730        $  951,576
     55            $236,088        $75,000          $133,710        $1,651,262       $     0          $107,152        $1,404,629
     60            $293,546        $75,000          $137,189        $2,306,317       $     0          $117,653        $2,052,945
     65            $363,452        $75,000          $143,009        $3,235,632       $     0          $131,470        $3,025,672
     70            $448,504        $75,000          $154,607        $4,617,437       $     0          $154,607        $4,617,437

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,906.71. For a gross return of 6% the premium after age 65 will be $1,119.96. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T2

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or “opt out” of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured's age on the Contract date plus the number of Contract years since then.

cash  surrender  value - The amount  payable to the Contract  owner upon  surrender of the Contract.  It is equal to the Contract
Fund minus any Contract debt and applicable surrender charges.

Contract - Pruco Life Variable Appreciable Life Insurance Policy, an individual variable life insurance Contract.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract  Fund - The total amount at any time  credited to the  Contract.  On any date,  it is equal to the sum of the amounts in all  variable  investment  options and the fixed rate option,  and the  principal  amount of any Contract  debt plus any interest earned.

Contract owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Fixed rate option - An investment  option under which interest is accrued daily at a rate that Pruco Life declares  periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms,  signatures,  and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

loan value - The maximum amount that a Contract owner may borrow.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company - Us, we, our, Pruco Life.  The company offering the Contract.

Pruco Life Variable  Appreciable  Account (the "Account") - separate  account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

The  Prudential  Series Fund,  Inc.  (the "Series  Fund") - A mutual fund with separate  portfolios,  one or more of which may be chosen as an underlying investment for the Contract.

Scheduled  Premiums - Your  Contract  sets forth a  Scheduled  Premium  which is payable  annually,  semi-annually,  quarterly  or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

subaccount  - An  investment  division  of the  Account,  the assets of which are  invested  in the  shares of the  corresponding portfolio of the Series Fund.

us, we, our - Pruco Life Insurance Company ("Pruco Life").

valuation  period - The period of time from one  determination  of the value of the amount  invested in a subaccount to the next.
Such  determinations  are made when the net asset values of the portfolios of the Series Fund are  calculated,  which would be as of the close of regular trading on the New York Stock Exchange  (generally 4:00 p.m. Eastern time.)

variable  investment  option - Any of the  portfolios  available in the Series Fund and/or the Pruco Life Variable  Contract Real
Property Account.

you - The owner of the Contract.

To Learn More About Pruco Life Variable Appreciable Life

To learn more about the Pruco Life Variable Appreciable Life policy, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004, or view online at www.prudential.com. See the Table of Contents of the SAI below.

                                                    TABLE OF CONTENTS OF THE
                                               STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3971.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account
Pruco Life Insurance Company

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                                                  Pruco Life Insurance Company
                                                     213 Washington Street
                                                    Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2004.

                                                       TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $382,298,796 in 2003, $398,845,630 in 2002, and $346,992,444 in 2001.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.

Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,729,173 in 2003, $4,400,848 in 2002, and $4,500,284 in 2001 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

-------------------------------------------------------------------------------------------------------------

                                         Remittance Processing Fees
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Total # of remittances per month                         Less than        4,500,001 to       Greater than
                                                         4,500,000          5,600,000          5,600,000
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Power Encode and single item payments                      $.0906            $.0869             $.0817
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Multiple item payments                                     $.1614            $.1408             $.1323
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Unprocessable payments                                     $.0900            $.0900             $.0900
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Express mail payments                                       $.40              $.40               $.40
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Cash payments                                              $1.25              $1.25              $1.25
----------------------------------------------------- ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on males rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A and B Contract’s Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

      1. Original Contracts:

(A)	If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B)	If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)     you paid only Scheduled Premiums; (2) you paid Scheduled Premiums when due; (3) your selected investment options earned a net return at a uniform rate of 4% per year; (4) we deducted full mortality charges based upon the 1980 CSO Table; (5) we deducted maximum sales load and expense charges; and (6) there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)	Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured’s attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)	Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured’s attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured’s attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

                                            Increase in                                                      Increase in
       Male          Net Single            Insurance                      Female          Net               Insurance
    Attained Age      Premium               Amount Per $1                Attained   Single Premium           Amount Per $1
                                             Increase in                   Age                                Increase in
                                            Contract                                                         Contract
                                                Fund                                                             Fund
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

       5               .09884                $10.12                        5            .08198                $12.20
       25              .18455                $ 5.42                       25            .15687                $ 6.37
       35              .25596                $ 3.91                       35            .21874                $ 4.57
       55              .47352                $ 2.11                       55            .40746                $ 2.45
       65              .60986                $ 1.64                       65            .54017                $ 1.85
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

DISTRIBUTION AND COMPENSATION

Service Fees

Pruco Life and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

Compensation

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes through 100% of commissions to its registered representatives. Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Generally, broker-dealers will receive a commission of no more than 50% of premiums received in the first 24 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium and 4% of premiums received in the first 24 months following the Contract Date to the extent that the total premium received since issue exceeds the Commissionable Target Premium. Also, broker-dealers generally will receive a commission of no more than 4% on premiums received in years three through 10 up to the Commissionable Target Premium in each policy year; and 3% on premiums received in years three through 10 that exceed the Commissionable Target Premium in each policy year.

If the basic insurance amount is increased, broker-dealers will generally receive a commission of no more than 50% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and 2% of premiums received up to the Commissionable Target Premium for the increase in years two through 10 of the increase. Moreover, broker-dealers generally will receive a commission of no more than 4% on premiums received in any of the first 10 years following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract value. We may also provide compensation for providing ongoing service to Contract owners in relation to the Contract.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Pruco Life Variable Appreciable Account as of December 31, 2003 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$72,845,441	$117,148,610	$651,201,644	$932,007,210	$508,195,086

Net Assets	$72,845,441	$117,148,610	$651,201,644	$932,007,210	$508,195,086

NET ASSETS, representing:
Accumulation units	$72,845,441	$117,148,610	$651,201,644	$932,007,210	$508,195,086

	$72,845,441	$117,148,610	$651,201,644	$932,007,210	$508,195,086

Units outstanding	42,938,384	41,514,594	113,059,568	198,385,430	130,212,328

Portfolio shares held	7,284,544	10,487,790	31,688,644	61,356,630	35,438,988
Portfolio net asset value per share	$10.00	$11.17	$20.55	$15.19	$14.34
Investment in portfolio shares, at cost	$72,845,441	$114,511,469	$705,370,344	$954,189,428	$496,255,037

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$688,678	$4,978,095	$5,629,466	$17,113,537	$12,685,241

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	491,368	731,189	3,364,347	5,026,378	2,811,787
Reimbursement for excess expenses	(18,680)	(35,954)	(614,167)	(1,799,845)	(785,605)

NET EXPENSES	472,688	695,235	2,750,180	3,226,533	2,026,182

NET INVESTMENT INCOME (LOSS)	215,990	4,282,860	2,879,286	13,887,004	10,659,059

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	323,981	(9,646,179)	(7,775,667)	(2,283,720)
Net change in unrealized gain (loss) on investments	0	3,448,136	162,595,952	172,436,468	71,379,618

NET GAIN (LOSS) ON INVESTMENTS	0	3,772,117	152,949,773	164,660,801	69,095,898

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$215,990	$8,054,977	$155,829,059	$178,547,805	$79,754,957

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$655,821,133	$269,724,918	$118,471,507	$50,710,936	$72,701,062	$29,031,436	$179,626,531	$50,074,217

$655,821,133	$269,724,918	$118,471,507	$50,710,936	$72,701,062	$29,031,436	$179,626,531	$50,074,217

$655,821,133	$269,724,918	$118,471,507	$50,710,936	$72,701,062	$29,031,436	$179,626,531	$50,074,217

$655,821,133	$269,724,918	$118,471,507	$50,710,936	$72,701,062	$29,031,436	$179,626,531	$50,074,217

489,874,317	103,952,514	37,658,665	8,079,493	47,576,464	10,228,676	101,628,000	18,721,433

123,973,749	9,208,772	6,824,396	1,844,705	4,801,920	2,435,523	10,807,854	2,838,674
$5.29	$29.29	$17.36	$27.49	$15.14	$11.92	$16.62	$17.64
$651,189,249	$244,089,525	$115,149,096	$33,531,675	$84,618,818	$29,504,410	$222,365,199	$42,494,570

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$49,233,203	$3,397,457	$1,623,595	$1,638,387	$226,857	$1,173,392	$412,912	$199,052

3,486,390	1,379,525	607,625	242,086	379,172	182,816	922,852	239,709
0	0	0	0	0	0	0	0

3,486,390	1,379,525	607,625	242,086	379,172	182,816	922,852	239,709

45,746,813	2,017,932	1,015,970	1,396,301	(152,315)	990,576	(509,940)	(40,657)

0	7,992,655	0	2,524,605	0	1,061,719	0	255,235
(1,649,471)	(6,234,168)	(377,221)	627,704	3,968,474	(71,939)	(9,297,550)	(152,897)
81,647,064	53,618,542	24,975,799	9,401,947	14,978,664	(1,495,906)	50,304,852	13,178,132

79,997,593	55,377,029	24,598,578	12,554,256	18,947,138	(506,126)	41,007,302	13,280,470

$125,744,406	$57,394,961	$25,614,548	$13,950,557	$18,794,823	$484,450	$40,497,362	$13,239,813

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	T. Rowe Price	AIM V.I.
	International	Premier	Janus	MFS	American
	Stock	Equity	Aspen Growth	Emerging Growth	Century VP
	Portfolio	Fund	Portfolio	Series	Value Fund

ASSETS
Investment in the portfolios, at value	$19,624,602	$32,675,702	$50,719,686	$33,927,531	$23,400,653

Net Assets	$19,624,602	$32,675,702	$50,719,686	$33,927,531	$23,400,653

NET ASSETS, representing:
Accumulation units	$19,624,602	$32,675,702	$50,719,686	$33,927,531	$23,400,653

	$19,624,602	$32,675,702	$50,719,686	$33,927,531	$23,400,653

Units outstanding	21,092,877	28,542,218	40,174,645	29,294,844	14,081,340

Portfolio shares held	1,643,602	1,615,210	2,637,529	2,187,462	3,003,935
Portfolio net asset value per share	$11.94	$20.23	$19.23	$15.51	$7.79
Investment in portfolio shares, at cost	$17,275,370	$35,300,565	$45,953,249	$32,995,063	$20,881,923

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

			SUBACCOUNTS

	T. Rowe Price	AIM V.I.
	International	Premier	Janus	MFS	American
	Stock	Equity	Aspen Growth	Emerging Growth	Century VP
	Portfolio	Fund	Portfolio	Series	Value Fund

INVESTMENT INCOME
Dividend income	$202,213	$89,545	$41,579	$0	$214,030

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	91,943	165,055	249,093	170,447	122,004
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	91,943	165,055	249,093	170,447	122,004

NET INVESTMENT INCOME (LOSS)	110,270	(75,510)	(207,514)	(170,447)	92,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	15,555	0	0	0	0
Realized gain (loss) on shares redeemed	2,071,709	(659,796)	(629,667)	(367,680)	(5,212)
Net change in unrealized gain (loss) on investments	2,544,107	6,904,999	12,402,522	7,896,180	5,242,846

NET GAIN (LOSS) ON INVESTMENTS	4,631,371	6,245,203	11,772,855	7,528,500	5,237,634

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,741,641	$6,169,693	$11,565,341	$7,358,053	$5,329,660

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP
Alliance	Davis	Small/Mid Cap	INVESCO Small	PIMCO	PIMCO	Large Cap	AIM
Large Cap Growth	Value	Value	Company	Total Return	High Yield	Value	Core Equity
Portfolio	Portfolio	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$ 283,014	$5,799,098	$4,574,133	$2,323,958	$16,477,610	$2,269,361	$722,849	$530,830

$ 283,014	$5,799,098	$4,574,133	$2,323,958	$16,477,610	$2,269,361	$722,849	$530,830

$ 283,014	$5,799,098	$4,574,133	$2,323,958	$16,477,610	$2,269,361	$722,849	$530,830

$ 283,014	$5,799,098	$4,574,133	$2,323,958	$16,477,610	$2,269,361	$722,849	$530,830

292,736	5,238,618	4,406,467	2,261,121	14,712,940	1,906,690	683,506	500,982

45,428	591,745	355,135	356,435	1,427,869	215,514	73,015	78,063
$ 6.23	$9.80	$12.88	$6.52	$11.54	$10.53	$9.90	$6.80
$ 247,895	$5,192,358	$4,200,630	$2,145,690	$16,046,244	$2,213,927	$603,942	$448,344

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP
Alliance	Davis	Small/Mid Cap	INVESCO Small	PIMCO	PIMCO	Large Cap	AIM
Large Cap Growth	Value	Value	Company	Total Return	High Yield	Value	Core Equity
Portfolio	Portfolio	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$ 0	$6,424	$448	$0	$292,387	$51,908	$0	$1,245

1,056	11,770	9,099	3,616	70,752	4,062	3,219	2,312
0	0	0	0	0	0	0	0

1,056	11,770	9,099	3,616	70,752	4,062	3,219	2,312

(1,056)	(5,346)	(8,651)	(3,616)	221,635	47,846	(3,219)	(1,067)

0	0	0	0	250,510	0	0	0
3,872	6,360	(9,203)	5,748	50,218	15,492	7,226	(91)
41,164	608,517	494,822	184,182	76,184	53,319	131,005	83,132

45,036	614,877	485,619	189,930	376,912	68,811	138,231	83,041

$ 43,980	$609,531	$476,968	$186,314	$598,547	$116,657	$135,012	$81,974

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

	Prudential SP	Prudential SP	Prudential SP	SP Prudential	Prudential SP
	MFS Capital	Strategic Partners	Mid Cap	U.S. Emerging	AIM Aggressive
	Opportunities	Focused Growth	Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$115,293	$460,110	$838,483	$1,219,473	$1,577,214

Net Assets	$115,293	$460,110	$838,483	$1,219,473	$1,577,214

NET ASSETS, representing:
Accumulation units	$115,293	$460,110	$838,483	$1,219,473	$1,577,214

	$115,293	$460,110	$838,483	$1,219,473	$1,577,214

Units outstanding	118,630	452,241	877,910	1,133,645	1,592,775

Portfolio shares held	18,214	72,687	146,332	183,379	243,022
Portfolio net asset value per share	$6.33	$6.33	$5.73	$6.65	$6.49
Investment in portfolio shares, at cost	$102,047	$399,968	$702,899	$1,128,548	$1,496,505

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

	Prudential SP	Prudential SP	Prudential SP	SP Prudential	Prudential SP
	MFS Capital	Strategic Partners	Mid Cap	U.S. Emerging	AIM Aggressive
	Opportunities	Focused Growth	Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$52	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	330	1,799	3,343	2,514	2,321
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	330	1,799	3,343	2,514	2,321

NET INVESTMENT INCOME (LOSS)	(278)	(1,799)	(3,343)	(2,514)	(2,321)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	157	1,667	58,413	2,312	25,983
Net change in unrealized gain (loss) on investments	14,570	71,922	150,881	91,930	79,956

NET GAIN (LOSS) ON INVESTMENTS	14,727	73,589	209,294	94,242	105,939

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,449	$71,790	$205,951	$91,728	$103,618

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP
Alliance	Conservative	Balanced Asset	Growth Asset	Aggressive Growth	Jennison	Deutsche
Technology	Asset Allocation	Allocation	Allocation	Asset Allocation	International Growth	International Equity
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$272,153	$596,911	$1,853,065	$3,275,353	$3,350,002	$1,152,134	$847,857

$272,153	$596,911	$1,853,065	$3,275,353	$3,350,002	$1,152,134	$847,857

$272,153	$596,911	$1,853,065	$3,275,353	$3,350,002	$1,152,134	$847,857

$272,153	$596,911	$1,853,065	$3,275,353	$3,350,002	$1,152,134	$847,857

280,637	545,224	1,693,596	3,027,744	3,170,369	1,072,900	812,801

57,055	56,957	191,829	376,045	427,842	195,609	110,542
$4.77	$10.48	$9.66	$8.71	$7.83	$5.89	$7.67
$248,754	$542,505	$1,620,274	$2,826,397	$3,180,136	$1,071,853	$710,489

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP	Prudential SP
Alliance	Conservative	Balanced Asset	Growth Asset	Aggressive Growth	Jennison	Deutsche
Technology	Asset Allocation	Allocation	Allocation	Asset Allocation	International Growth	International Equity
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$ 0	$5,390	$11,165	$7,534	$142	$0	$3,930

561	2,580	7,170	10,653	3,032	1,073	3,131
0	0	0	0	0	0	0

561	2,580	7,170	10,653	3,032	1,073	3,131

(561)	2,810	3,995	(3,119)	(2,890)	(1,073)	799

0	452	0	0	0	0	0
1,364	9,886	13,031	27,268	7,656	678	1,129
28,219	51,899	235,314	463,014	170,679	86,438	149,780

29,583	62,237	248,345	490,282	178,335	87,116	150,909

$ 29,022	$65,047	$252,340	$487,163	$175,445	$86,043	$151,708

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Diversified Bond		Equity
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$215,990	$1,534,544	$4,282,860	$15,368,458	$2,879,286	$2,301,731
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed . .	0	0	323,981	(2,280,642)	(9,646,179)	(13,946,236)
Net change in unrealized gain (loss)
on investments	0	0	3,448,136	(3,900,454)	162,595,952	(146,180,834)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	215,990	1,534,544	8,054,977	9,187,362	155,829,059	(157,825,339)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,545,597	16,533,758	10,366,050	11,840,525	36,036,584	44,893,968
Policy loans	(1,943,806)	(10,332,735)	(1,808,394)	(1,879,755)	(11,990,808)	(14,879,077)
Policy loan repayments and interest	18,761,315	2,213,642	1,956,622	2,099,068	17,804,287	19,278,856
Surrenders, withdrawals and death benefits	(9,999,570)	(19,806,831)	(4,969,536)	(7,244,341)	(31,894,596)	(37,378,632)
Net transfers between other subaccounts
or fixed rate option	(23,572,630)	(246,219,780)	(6,805,703)	(1,886,706)	(11,178,170)	(14,239,376)
Withdrawal and other charges	(6,616,405)	(8,306,731)	(6,077,553)	(6,415,051)	(22,316,900)	(24,153,722)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	(12,825,499)	(265,918,677)	(7,338,514)	(3,486,260)	(23,539,603)	(26,477,983)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(12,609,509)	(264,384,133)	716,463	5,701,102	132,289,456	(184,303,322)

NET ASSETS
Beginning of period	85,454,950	349,839,083	116,432,147	110,731,045	518,912,188	703,215,510

End of period	$72,845,441	$85,454,950	$117,148,610	$116,432,147	$651,201,644	$518,912,188

Beginning units	51,811,442	261,935,942	46,136,629	46,789,362	116,082,580	116,535,070

Units issued	228,964,686	353,715,748	8,491,870	87,195,932	17,157,179	39,342,043
Units redeemed	(237,837,744)	(563,840,248)	(13,113,905)	(87,848,665)	(20,180,191)	(39,794,533)

Ending units	42,938,384	51,811,442	41,514,594	46,136,629	113,059,568	116,082,580

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Flexible Managed		Conservative Balanced		High Yield Bond		Stock Index
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$13,887,004	$22,807,357	$10,659,059	$(2,056,845)	$45,746,813	$61,194,838	$2,017,932	$1,521,144
0	0	0	1,282,060	0	0	7,992,655	2,380,527
(7,775,667)	(9,241,379)	(2,283,720)	(3,072,034)	(1,649,471)	(2,753,462)	(6,234,168)	(33,745,933)

172,436,468	(136,707,905)	71,379,618	(44,315,876)	81,647,064	(53,249,788)	53,618,542	(37,954,521)

178,547,805	(123,141,927)	79,754,957	(48,162,695)	125,744,406	5,191,588	57,394,961	(67,798,783)

48,785,590	60,910,373	27,534,264	33,748,282	3,987,166	4,518,125	32,477,509	38,646,995
(17,778,481)	(18,436,063)	(8,845,086)	(8,497,555)	(737,144)	(647,442)	(4,156,515)	(4,315,565)
24,641,055	25,447,039	11,549,711	10,650,265	750,024	806,983	5,095,438	4,637,983
(44,076,108)	(56,920,648)	(24,568,985)	(27,620,508)	(1,865,881)	(2,303,128)	(15,157,846)	(17,282,995)

(16,500,930)	(18,203,331)	(8,107,273)	(10,262,543)	19,211,551	389,980,618	(879,165)	(73,391,050)
(32,738,381)	(34,478,759)	(18,856,758)	(19,776,573)	(6,745,453)	(5,265,477)	(15,041,687)	(16,540,883)

(37,667,255)	(41,681,389)	(21,294,127)	(21,758,632)	14,600,263	387,089,679	2,337,734	(68,245,515)

140,880,550	(164,823,316)	58,460,830	(69,921,327)	140,344,669	392,281,267	59,732,695	(136,044,298)

791,126,660	955,949,976	449,734,256	519,655,583	515,476,464	123,195,197	209,992,223	346,036,521

$932,007,210	$791,126,660	$508,195,086	$449,734,256	$655,821,133	$515,476,464	$269,724,918	$209,992,223

206,561,965	215,067,105	135,436,701	140,725,098	478,891,254	105,849,938	98,891,281	138,625,056

21,202,234	24,455,006	14,246,507	15,958,643	39,873,666	382,818,732	55,324,262	90,797,072
(29,378,769)	(32,960,146)	(19,470,880)	(21,247,040)	(28,890,603)	(9,777,416)	(50,263,029)	(130,530,847)

198,385,430	206,561,965	130,212,328	135,436,701	489,874,317	478,891,254	103,952,514	98,891,281

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Value		Natural Resources		Global
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$1,015,970	$918,077	$1,396,301	$(16,784)	$(152,315)	$817,777
Capital gains distributions received	0	0	2,524,605	376,759	0	0
Realized gain (loss) on shares redeemed . .	(377,221)	(8,155,736)	627,704	420,544	3,968,474	(30,737,221)
Net change in unrealized gain (loss)
on investments	24,975,799	(20,712,787)	9,401,947	4,630,459	14,978,664	8,078,416

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	25,614,548	(27,950,446)	13,950,557	5,410,978	18,794,823	(21,841,028)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,514,914	14,351,232	1,518,431	1,570,444	9,511,533	11,778,952
Policy loans	(1,908,895)	(2,513,833)	(990,948)	(756,095)	(1,161,471)	(1,355,441)
Policy loan repayments and interest	2,266,565	2,512,753	1,232,468	815,026	1,280,059	1,366,456
Surrenders, withdrawals and death benefits	(5,765,774)	(7,197,870)	(2,129,300)	(1,863,666)	(3,087,900)	(3,594,499)
Net transfers between other subaccounts
or fixed rate option	(5,644,970)	(33,854)	1,402,947	2,819,940	(2,877,056)	(76,107,782)
Withdrawal and other charges	(6,138,496)	(6,895,499)	(1,250,343)	(1,096,901)	(4,348,518)	(4,910,506)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	(5,676,656)	222,929	(216,745)	1,488,748	(683,353)	(72,822,820)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	19,937,892	(27,727,517)	13,733,812	6,899,726	18,111,470	(94,663,848)

NET ASSETS
Beginning of period	98,533,615	126,261,132	36,977,124	30,077,398	54,589,592	149,253,440

End of period	$118,471,507	$98,533,615	$50,710,936	$36,977,124	$72,701,062	$54,589,592

Beginning units	40,553,262	38,853,389	8,140,187	7,826,745	47,482,740	104,124,371

Units issued	30,044,878	93,523,671	1,741,424	2,107,706	138,603,476	124,343,319
Units redeemed	(32,939,475)	(91,823,798)	(1,802,118)	(1,794,264)	(138,509,752)	(180,984,950)

Ending units	37,658,665	40,553,262	8,079,493	8,140,187	47,576,464	47,482,740

The accompanying notes are an integral part of these financial statements.

A9

			SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		T. Rowe Price
Government Income		Jennison		Small Capitalization Stock		International Stock
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$990,576	$1,291,705	$(509,940)	$(606,704)	$(40,657)	$119,073	$110,270	$55,608
1,061,719	81,538	0	0	255,235	502,904	15,555	13,318
(71,939)	32,965	(9,297,550)	(17,265,853)	(152,897)	(300,658)	2,071,709	(1,808,770)

(1,495,906)	458,870	50,304,852	(43,492,541)	13,178,132	(7,027,790)	2,544,107	(247,844)

484,450	1,865,078	40,497,362	(61,365,098)	13,239,813	(6,706,471)	4,741,641	(1,987,688)

1,295,447	954,776	30,951,341	39,158,782	1,836,887	1,999,070	4,280,512	5,128,954
(439,770)	(321,240)	(3,360,644)	(3,755,623)	(770,989)	(957,796)	(165,601)	(211,617)
604,076	330,380	4,107,409	3,870,770	1,143,584	1,149,466	21,077	16,061
(1,229,958)	(1,239,234)	(9,102,174)	(10,712,131)	(1,838,258)	(2,232,434)	(599,181)	(719,875)

2,457,934	13,371,194	(4,496,868)	(6,059,788)	2,510,091	3,277,796	(80,876)	468,493
(925,147)	(538,707)	(13,514,920)	(14,973,951)	(1,267,767)	(1,250,843)	(1,679,039)	(1,782,306)

1,762,582	12,557,169	4,584,144	7,528,059	1,613,548	1,985,259	1,776,892	2,899,710

2,247,032	14,422,247	45,081,506	(53,837,039)	14,853,361	(4,721,212)	6,518,533	912,022

26,784,404	12,362,157	134,545,025	188,382,064	35,220,856	39,942,068	13,106,069	12,194,047

$29,031,436	$26,784,404	$179,626,531	$134,545,025	$50,074,217	$35,220,856	$19,624,602	$13,106,069

9,611,272	4,940,930	97,410,801	91,199,469	18,098,732	17,358,041	18,278,781	13,812,608

3,777,883	6,299,070	59,166,526	101,257,831	3,902,501	4,983,693	92,346,792	122,469,956
(3,160,479)	(1,628,728)	(54,949,327)	(95,046,499)	(3,279,800)	(4,243,002)	(89,532,696)	(118,003,783)

10,228,676	9,611,272	101,628,000	97,410,801	18,721,433	18,098,732	21,092,877	18,278,781

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	AIM V.I.		Janus
	Premier Equity		Aspen Growth		MFS Emerging
	Fund		Portfolio		Growth Series

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(75,510)	$(64,511)	$(207,514)	$(228,734)	$(170,447)	$(150,773)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed . .	(659,796)	(5,027,263)	(629,667)	(9,434,799)	(367,680)	(4,112,428)
Net change in unrealized gain (loss)
on investments	6,904,999	(4,948,415)	12,402,522	(2,465,819)	7,896,180	(6,546,904)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	6,169,693	(10,040,189)	11,565,341	(12,129,352)	7,358,053	(10,810,105)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,110,332	11,905,034	14,420,787	17,745,851	10,142,215	12,949,119
Policy loans	(348,841)	(293,289)	(567,916)	(390,178)	(430,133)	(301,419)
Policy loan repayments and interest	69,708	117,164	70,810	161,374	84,235	88,689
Surrenders, withdrawals and death benefits	(1,681,133)	(2,665,673)	(2,194,759)	(2,706,620)	(1,622,310)	(1,523,822)
Net transfers between other subaccounts
or fixed rate option	(962,869)	(1,558,874)	(1,365,720)	(2,929,311)	(911,666)	(3,344,525)
Withdrawal and other charges	(3,896,759)	(4,428,195)	(5,961,686)	(6,580,029)	(3,940,970)	(4,288,598)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	2,290,438	3,076,167	4,401,516	5,301,087	3,321,371	3,579,444

TOTAL INCREASE (DECREASE)
IN NET ASSETS	8,460,131	(6,964,022)	15,966,857	(6,828,265)	10,679,424	(7,230,661)

NET ASSETS
Beginning of period	24,215,571	31,179,593	34,752,829	41,581,094	23,248,107	30,478,768

End of period	$32,675,702	$24,215,571	$50,719,686	$34,752,829	$33,927,531	$23,248,107

Beginning units	26,299,547	23,474,544	36,045,418	31,504,648	25,985,701	22,432,632

Units issued	9,800,313	35,055,916	21,908,229	90,537,971	16,373,192	42,943,002
Units redeemed	(7,557,642)	(32,230,913)	(17,779,002)	(85,997,201)	(13,064,049)	(39,389,933)

Ending units	28,542,218	26,299,547	40,174,645	36,045,418	29,294,844	25,985,701

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

American Century		Prudential SP		Prudential SP		Prudential SP
VP Value		Alliance Large Cap Growth		Davis Value		Small/Mid Cap Value
Fund		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$92,026	$35,780	$(1,056)	$(144)	$(5,346)	$(1,059)	$(8,651)	$1,983
0	955,292	0	0	0	0	0	0
(5,212)	(169,709)	3,872	(984)	6,360	(1,339)	(9,203)	(43,728)

5,242,846	(3,611,765)	41,164	(6,045)	608,517	(1,777)	494,822	(121,319)

5,329,660	(2,790,402)	43,980	(7,173)	609,531	(4,175)	476,968	(163,064)

4,743,017	6,169,461	53,440	9,568	428,593	116,160	435,271	171,083
(254,015)	(281,571)	(3,352)	(4)	(18,153)	(148)	(13,801)	(1,327)
44,243	31,727	69	0	2,259	154	2,330	581
(980,055)	(849,472)	(1,099)	(105)	(18,767)	(515)	(56,300)	(7,093)

(1,754,042)	(1,920,483)	148,149	62,323	4,116,112	746,756	2,758,535	1,171,847
(2,170,410)	(2,436,421)	(20,658)	(2,124)	(158,067)	(20,642)	(147,430)	(53,467)

(371,262)	713,241	176,549	69,658	4,351,977	841,765	2,978,605	1,281,624

4,958,398	(2,077,161)	220,529	62,485	4,961,508	837,590	3,455,573	1,118,560

18,442,255	20,519,416	62,485	0	837,590	0	1,118,560	0

$23,400,653	$18,442,255	$283,014	$62,485	$5,799,098	$837,590	$4,574,133	$1,118,560

14,225,414	13,747,523	79,579	0	973,297	0	1,425,916	0

3,905,619	16,290,992	311,395	93,621	4,567,382	1,034,538	3,578,633	1,854,595
(4,049,693)	(15,813,101)	(98,238)	(14,042)	(302,061)	(61,241)	(598,082)	(428,679)

14,081,340	14,225,414	292,736	79,579	5,238,618	973,297	4,406,467	1,425,916

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP		Prudential SP		Prudential SP
	INVESCO Small Company Growth		PIMCO Total Return		PIMCO High Yield
	Portfolio		Portfolio		Portfolio

	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(3,616)	$(341)	$221,635	$99,614	$47,846	$5,223
Capital gains distributions received	0	0	250,510	0	0	0
Realized gain (loss) on shares redeemed . .	5,748	(2,284)	50,218	10,063	15,492	(142)
Net change in unrealized gain (loss)
on investments	184,182	(5,914)	76,184	355,182	53,319	2,115

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	186,314	(8,539)	598,547	464,859	116,657	7,196

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	164,195	34,038	1,811,902	2,071,044	133,103	17,434
Policy loans	(7,629)	(133)	(65,038)	(8,181)	(4,306)	(48)
Policy loan repayments and interest	75	47	7,430	1,161	164	19
Surrenders, withdrawals and death benefits	(2,926)	(2,219)	(249,391)	(153,106)	(19,592)	0
Net transfers between other subaccounts
or fixed rate option	1,805,908	208,976	5,496,698	7,558,729	1,925,892	154,236
Withdrawal and other charges	(47,699)	(6,450)	(828,269)	(228,775)	(56,946)	(4,448)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	1,911,924	234,259	6,173,332	9,240,872	1,978,315	167,193

TOTAL INCREASE (DECREASE)
IN NET ASSETS	2,098,238	225,720	6,771,879	9,705,731	2,094,972	174,389

NET ASSETS
Beginning of period	225,720	0	9,705,731	0	174,389	0

End of period	$2,323,958	$225,720	$16,477,610	$9,705,731	$2,269,361	$174,389

Beginning units	294,067	0	9,118,243	0	178,281	0

Units issued	2,062,838	348,932	7,927,818	10,001,511	2,112,611	184,175
Units redeemed	(95,784)	(54,865)	(2,333,121)	(883,268)	(384,202)	(5,894)

Ending units	2,261,121	294,067	14,712,940	9,118,243	1,906,690	178,281

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		Prudential SP
Large Cap Value		AIM Core Equity		MFS Capital Opportunities		Strategic Partners Focused Growth
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(3,219)	$3,591	$(1,067)	$(354)	$(278)	$(67)	$(1,799)	$(267)
0	0	0	0	0	0	0	0
7,226	(2,849)	(91)	(512)	157	(1,224)	1,667	(2,037)

131,005	(12,098)	83,132	(646)	14,570	(1,324)	71,922	(11,780)

135,012	(11,356)	81,974	(1,512)	14,449	(2,615)	71,790	(14,084)

175,760	72,207	134,611	38,218	18,093	3,878	96,696	22,676
(3,437)	(2,968)	(2,268)	(46)	(481)	0	(4,296)	(231)
1,319	450	322	31	164	0	917	392
(2,096)	(1,693)	(3,074)	0	(260)	0	(1,016)	0

65,832	365,349	51,273	271,825	62,141	25,943	104,378	212,702
(57,148)	(14,382)	(34,257)	(6,267)	(4,832)	(1,187)	(25,355)	(4,459)

180,230	418,963	146,607	303,761	74,825	28,634	171,324	231,080

315,242	407,607	228,581	302,249	89,274	26,019	243,114	216,996

407,607	0	302,249	0	26,019	0	216,996	0

$722,849	$407,607	$530,830	$302,249	$115,293	$26,019	$460,110	$216,996

485,709	0	350,730	0	33,750	0	266,803	0

367,887	553,988	253,371	365,037	91,752	46,170	228,002	315,765
(170,090)	(68,279)	(103,119)	(14,307)	(6,872)	(12,420)	(42,564)	(48,962)

683,506	485,709	500,982	350,730	118,630	33,750	452,241	266,803

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP		SP Prudential		Prudential SP
	Mid Cap Growth		U.S. Emerging Growth		AIM Aggressive Growth
	Portfolio		Portfolio		Portfolio

	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(3,343)	$(511)	$(2,514)	$(139)	$(2,321)	$(253)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed . .	58,413	(1,211)	2,312	(228)	25,983	(1,194)
Net change in unrealized gain (loss)
on investments	150,881	(15,297)	91,930	(1,005)	79,956	753

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	205,951	(17,019)	91,728	(1,372)	103,618	(694)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	120,019	47,884	105,624	11,855	161,703	27,018
Policy loans	(7,044)	(122)	(8,457)	(1,202)	(3,543)	(115)
Policy loan repayments and interest	257	52	789	25	1,021	66
Surrenders, withdrawals and death benefits	(2,333)	(2,012)	(9,560)	(270)	(3,618)	0
Net transfers between other subaccounts
or fixed rate option	336,576	220,134	1,002,663	75,297	1,165,792	168,040
Withdrawal and other charges	(53,740)	(10,120)	(43,669)	(3,978)	(35,922)	(6,152)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	393,735	255,816	1,047,390	81,727	1,285,433	188,857

TOTAL INCREASE (DECREASE)
IN NET ASSETS	599,686	238,797	1,139,118	80,355	1,389,051	188,163

NET ASSETS
Beginning of period	238,797	0	80,355	0	188,163	0

End of period	$838,483	$238,797	$1,219,473	$80,355	$1,577,214	$188,163

Beginning units	348,217	0	105,508	0	238,998	0

Units issued	961,615	381,576	1,121,430	115,844	1,621,497	379,526
Units redeemed	(431,922)	(33,359)	(93,293)	(10,336)	(267,720)	(140,528)

Ending units	877,910	348,217	1,133,645	105,508	1,592,775	238,998

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		Prudential SP
Alliance Technology		Conservative Asset Allocation		Balanced Asset Allocation		Growth Asset Allocation
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(561)	$(58)	$2,810	$(265)	$3,995	$(1,144)	$(3,119)	$(1,637)
0	0	452	0	0	0	0	0
1,364	(222)	9,886	(935)	13,031	(956)	27,268	(1,417)

28,219	(4,820)	51,899	2,507	235,314	(2,523)	463,014	(14,058)

29,022	(5,100)	65,047	1,307	252,340	(4,623)	487,163	(17,112)

24,552	4,837	156,257	14,001	438,028	201,522	588,112	123,255
(2,641)	0	(52,285)	0	(11,023)	(783)	(1,798)	(18,452)
339	6	323	6	334	12	2,783	469
(1,342)	0	(315)	(994)	(17,998)	0	(30,915)	(624)

198,354	36,513	294,900	176,232	863,789	381,699	1,626,070	745,687
(10,711)	(1,676)	(51,693)	(5,875)	(171,526)	(78,706)	(198,015)	(31,270)

208,551	39,680	347,187	183,370	1,101,604	503,744	1,986,237	819,065

237,573	34,580	412,234	184,677	1,353,944	499,121	2,473,400	801,953

34,580	0	184,677	0	499,121	0	801,953	0

$272,153	$34,580	$596,911	$184,677	$1,853,065	$499,121	$3,275,353	$801,953

50,473	0	195,332	0	557,173	0	945,242	0

268,756	52,882	567,194	285,724	1,526,045	656,904	2,690,377	1,089,075
(38,592)	(2,409)	(217,302)	(90,392)	(389,622)	(99,731)	(607,875)	(143,833)

280,637	50,473	545,224	195,332	1,693,596	557,173	3,027,744	945,242

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP Aggressive		Prudential SP		Prudential SP
	Growth Asset Allocation		Jennison International Growth		Deutsche International Equity
	Portfolio		Portfolio		Portfolio

	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(2,890)	$(581)	$(1,073)	$(160)	$799	$(520)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed . .	7,656	51	678	(2,237)	1,129	(3,419)
Net change in unrealized gain (loss)
on investments	170,679	(813)	86,438	(6,157)	149,780	(12,412)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	175,445	(1,343)	86,043	(8,554)	151,708	(16,351)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	147,979	29,237	38,263	14,163	155,128	42,918
Policy loans	(4,104)	(75)	(3,686)	0	(2,953)	(554)
Policy loan repayments and interest	281	29	38	0	1,559	561
Surrenders, withdrawals and death benefits	(3,031)	0	(7,835)	(12,763)	(15,457)	1,783
Net transfers between other subaccounts
or fixed rate option	2,762,671	301,040	967,616	91,452	242,119	340,084
Withdrawal and other charges	(46,629)	(11,498)	(10,398)	(2,205)	(42,816)	(9,872)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM CONTRACT
OWNER TRANSACTIONS	2,857,167	318,733	983,998	90,647	337,580	374,920

TOTAL INCREASE (DECREASE)
IN NET ASSETS	3,032,612	317,390	1,070,041	82,093	489,288	358,569

NET ASSETS
Beginning of period	317,390	0	82,093	0	358,569	0

End of period	$3,350,002	$317,390	$1,152,134	$82,093	$847,857	$358,569

Beginning units	396,420	0	106,067	0	435,215	0

Units issued	2,950,362	411,363	995,792	125,846	500,458	498,157
Units redeemed	(176,413)	(14,943)	(28,959)	(19,779)	(122,872)	(62,942)

Ending units	3,170,369	396,420	1,072,900	106,067	812,801	435,215

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A17

     NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2003

Note 1: General

Pruco Life Variable Appreciable Account (the “Account”) was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc (“PFI”). The assets of the Account are segregated from Pruco Life’s other assets. Proceeds from sales of purchases of Pruco Life’s Variable Appreciable Life (“VAL”) contracts and Pruco Life’s Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. Each contract offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available for the contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series Portfolio, Janus Aspen Growth Portfolio, MFS Emerging Growth Series Portfolio, American Century VP Value Fund.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the distribution date.

Note 3: Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded

A18

Note 3: Taxes (continued)

in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$272,245,098	$(285,543,285)
Prudential Diversified Bond Portfolio	$7,560,606	$(15,594,355)
Prudential Equity Portfolio	$6,564,363	$(32,854,146)
Prudential Flexible Managed Portfolio	$4,691,390	$(45,585,178)
Prudential Conservative Balanced Portfolio	$4,601,914	$(27,922,223)
Prudential High Yield Bond Portfolio	$47,422,200	$(36,308,329)
Prudential Stock Index Portfolio	$55,508,325	$(54,550,118)
Prudential Value Portfolio	$34,791,266	$(41,075,547)
Prudential Natural Resources Portfolio	$3,052,176	$(3,511,007)
Prudential Global Portfolio	$146,365,243	$(147,427,768)
Prudential Government Income Portfolio	$6,624,204	$(5,044,437)
Prudential Jennison Portfolio	$53,146,566	$(49,485,275)
Prudential Small Capitalization Stock Portfolio	$3,803,735	$(2,429,897)
T. Rowe Price International Stock Portfolio	$65,556,776	$(63,871,826)
AIM V.I. Premier Equity Fund	$4,750,661	$(2,625,277)
Janus Aspen Growth Portfolio	$15,262,658	$(11,110,235)
MFS Emerging Growth Series	$11,300,874	$(8,149,950)
American Century VP Value Fund	$2,711,385	$(3,204,650)
Prudential SP Alliance Large Cap Growth Portfolio	$242,636	$(67,144)
Prudential SP Davis Value Portfolio	$4,428,530	$(88,323)
Prudential SP Small/Mid Cap Value Portfolio	$3,268,241	$(298,735)
Prudential SP INVESCO Small Company Growth Portfolio	$1,957,672	$(49,363)
Prudential SP PIMCO Total Return Portfolio	$7,655,928	$(1,553,348)
Prudential SP PIMCO High Yield Portfolio	$2,337,335	$(363,082)
Prudential SP Large Cap Value Portfolio	$295,168	$(118,158)
Prudential SP AIM Core Equity Portfolio	$217,751	$(73,456)
Prudential SP MFS Capital Opportunities Portfolio	$77,925	$(3,430)
Prudential SP Strategic Partners Focused Growth Portfolio	$201,571	$(32,047)
Prudential SP Mid Cap Growth Portfolio	$708,480	$(318,089)
SP Prudential U.S. Emerging Growth Portfolio	$1,087,355	$(42,479)
Prudential SP AIM Aggressive Growth Portfolio	$1,503,630	$(220,518)
Prudential SP Alliance Technology Portfolio	$231,057	$(23,068)
Prudential SP Conservative Asset Allocation Portfolio	$540,060	$(195,451)
Prudential SP Balanced Asset Allocation Portfolio	$1,365,976	$(271,542)
Prudential SP Growth Asset Allocation Portfolio	$2,383,231	$(407,646)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$2,987,656	$(133,520)
Prudential SP Jennison International Growth Portfolio	$1,001,732	$(18,808)
Prudential SP Deutsche International Equity Portfolio	$396,893	$(62,444)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services

A19

Note 5: Related Party Transactions (continued)

include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio.The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At the period ended			For the period ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2003	42,938	$1.26990 to $2.22537	$72,845	0.84%	0.56% to 0.60%	0.24% to 0.27%
December 31, 2002	51,811	$1.26686 to $2.21945	$85,455	1.60%	0.56% to 0.60%	0.90% to 0.94%
December 31, 2001	261,936	$1.25552 to $2.19874	$349,839	4.02%	0.57% to 0.60%	3.48% to 3.51%

	Prudential Diversified Bond Portfolio

December 31, 2003	41,515	$1.49365 to $3.95454	$117,149	4.07%	0.56% to 0.60%	6.85% to 6.89%
December 31, 2002	46,137	$1.39783 to $3.69970	$116,432	10.82%	0.56% to 0.60%	6.43% to 6.47%
December 31, 2001	46,789	$1.31342 to $3.47473	$110,731	6.21%	0.56% to 0.60%	6.34% to 6.38%

	Prudential Equity Portfolio

December 31, 2003	113,060	$1.39249 to $7.41271	$651,202	1.00%	0.48% to 0.60%	30.87% to 31.02%
December 31, 2002	116,083	$1.06403 to $5.65783	$518,912	0.89%	0.51% to 0.60%	-22.80% to -22.73%
December 31, 2001	116,535	$1.37832 to $7.32260	$703,216	0.83%	0.50% to 0.60%	-11.71% to -11.62%

	Prudential Flexible Managed Portfolio

December 31, 2003	198,385	$1.35164 to $5.04879	$932,007	2.04%	0.38% to 0.60%	23.03% to 23.29%
December 31, 2002	206,562	$1.09864 to $4.09497	$791,127	3.00%	0.37% to 0.60%	-13.26% to -13.06%
December 31, 2001	215,067	$1.26663 to $4.71001	$955,950	3.75%	0.35% to 0.60%	-6.24% to -6.01%

	Prudential Conservative Balanced Portfolio

December 31, 2003	130,212	$1.37624 to $4.29166	$508,195	2.70%	0.42% to 0.60%	18.07% to 18.27%
December 31, 2002	135,437	$1.16564 to $3.62885	$449,734	0.00%	0.42% to 0.60%	-9.52% to -9.36%
December 31, 2001	140,725	$1.28828 to $4.00354	$519,656	3.40%	0.40% to 0.60%	-2.60% to -2.41%

	Prudential High Yield Bond Portfolio

December 31, 2003	489,874	$1.30314 to $2.82099	$655,821	8.44%	0.60% to 0.60%	24.29% to 24.30%
December 31, 2002	478,891	$1.04850 to $2.26950	$515,476	17.48%	0.60% to 0.60%	0.87% to 0.89%
December 31, 2001	105,850	$1.03945 to $2.24949	$123,195	12.19%	0.60% to 0.60%	-1.04% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2003	103,953	$1.57699 to $4.83241	$269,725	1.47%	0.60% to 0.60%	27.41% to 27.42%
December 31, 2002	98,891	$1.23773 to $3.79264	$209,992	1.18%	0.60% to 0.60%	-22.66% to -22.65%
December 31, 2001	138,625	$1.60022 to $4.90359	$346,037	1.02%	0.60% to 0.60%	-12.57% to -12.57%

A20

Note 6: Financial Highlights (Continued)

	At the period ended			For the period ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Value Portfolio

December 31, 2003	37,659	$1.66881 to $5.20021	$118,472	1.60%	0.60% to 0.60%	27.30% to 27.31%
December 31, 2002	40,553	$1.31080 to $4.08489	$98,534	1.45%	0.60% to 0.60%	-22.43% to -22.43%
December 31, 2001	38,853	$1.68979 to $5.26628	$126,261	1.57%	0.60% to 0.60%	-2.66% to -2.66%

	Prudential Natural Resources Portfolio

December 31, 2003	8,079	$6.27650 to $6.27650	$50,711	4.05%	0.60% to 0.60%	38.17% to 38.17%
December 31, 2002	8,140	$4.54254 to $4.54254	$36,977	0.55%	0.60% to 0.60%	18.21% to 18.21%
December 31, 2001	7,827	$3.84290 to $3.84290	$30,077	2.59%	0.60% to 0.60%	-10.62% to -10.62%

	Prudential Global Portfolio

December 31, 2003	47,576	$1.32331 to $1.72057	$72,701	0.36%	0.60% to 0.60%	33.27% to 33.27%
December 31, 2002	47,483	$0.99299 to $1.29103	$54,590	1.54%	0.60% to 0.60%	-25.59% to -25.59%
December 31, 2001	104,124	$1.33447 to $1.73500	$149,253	0.35%	0.60% to 0.60%	-18.11% to -18.11%

	Prudential Government Income Portfolio

December 31, 2003	10,229	$2.83824 to $2.83824	$29,031	3.84%	0.60% to 0.60%	1.85% to 1.85%
December 31, 2002	9,611	$2.78677 to $2.78677	$26,784	8.11%	0.60% to 0.60%	11.38% to 11.38%
December 31, 2001	4,941	$2.50199 to $2.50199	$12,362	6.03%	0.60% to 0.60%	7.42% to 7.42%

	Prudential Jennison Portfolio

December 31, 2003	101,628	$1.47976 to $2.13674	$179,627	0.27%	0.60% to 0.60%	29.47% to 29.48%
December 31, 2002	97,411	$1.14288 to $1.65033	$134,545	0.22%	0.60% to 0.60%	-31.37% to -31.36%
December 31, 2001	91,199	$1.66508 to $2.40452	$188,382	0.17%	0.60% to 0.60%	-18.74% to -18.74%

	Prudential Small Capitalization Stock Portfolio

December 31, 2003	18,721	$2.67470 to $2.67470	$50,074	0.50%	0.60% to 0.60%	37.44% to 37.44%
December 31, 2002	18,099	$1.94604 to $1.94604	$35,221	0.90%	0.60% to 0.60%	-15.43% to -15.43%
December 31, 2001	17,358	$2.30107 to $2.30107	$39,942	0.51%	0.60% to 0.60%	4.92% to 4.92%

	T. Rowe Price International Stock Portfolio

December 31, 2003	21,093	$0.93039 to $0.93039	$19,625	1.31%	0.60% to 0.60%	29.76% to 29.76%
December 31, 2002	18,279	$0.71701 to $0.71701	$13,106	1.02%	0.60% to 0.60%	-18.78% to -18.78%
December 31, 2001	13,813	$0.88282 to $0.88282	$12,194	2.03%	0.60% to 0.60%	-22.67% to -22.67%

	AIM V.I. Premier Equity Fund

December 31, 2003	28,542	$1.14482 to $1.14482	$32,676	0.32%	0.60% to 0.60%	24.33% to 24.33%
December 31, 2002	26,300	$0.92076 to $0.92076	$24,216	0.36%	0.60% to 0.60%	-30.68% to -30.68%
December 31, 2001	23,475	$1.32823 to $1.32823	$31,180	0.14%	0.60% to 0.60%	-13.08% to -13.08%

	Janus Aspen Growth Portfolio

December 31, 2003	40,175	$1.26248 to $1.26248	$50,720	0.10%	0.60% to 0.60%	30.94% to 30.94%
December 31, 2002	36,045	$0.96414 to $0.96414	$34,753	0.00%	0.60% to 0.60%	-26.95% to -26.95%
December 31, 2001	31,505	$1.31984 to $1.31984	$41,581	0.07%	0.60% to 0.60%	-25.18% to -25.18%

	MFS Emerging Growth Series

December 31, 2003	29,295	$1.15814 to $1.15814	$33,928	0.00%	0.60% to 0.60%	29.45% to 29.45%
December 31, 2002	25,986	$0.89465 to $0.89465	$23,248	0.00%	0.60% to 0.60%	-34.15% to -34.15%
December 31, 2001	22,433	$1.35868 to $1.35868	$30,479	0.85%	0.60% to 0.60%	-33.88% to -33.88%

	American Century VP Value Fund

December 31, 2003	14,081	$1.66182 to $1.66182	$23,401	1.05%	0.60% to 0.60%	28.18% to 28.18%
December 31, 2002	14,225	$1.29643 to $1.29643	$18,442	0.79%	0.60% to 0.60%	-13.14% to -13.14%
December 31, 2001	13,748	$1.49259 to $1.49259	$20,519	0.85%	0.60% to 0.60%	12.15% to 12.15%

	Prudential SP Alliance Large Cap Growth Portfolio (Became available May 1, 2002)

December 31, 2003	293	$0.96679 to $0.96679	$283	0.00%	0.60% to 0.60%	23.13% to 23.13%
December 31, 2002	80	$0.78519 to $0.78519	$62	0.00%	0.60% to 0.60%	-22.09% to -22.09%

	Prudential SP Davis Value Portfolio (Became available May 1, 2002)

December 31, 2003	5,239	$1.10699 to $1.10699	$5,799	0.32%	0.60% to 0.60%	28.63% to 28.63%
December 31, 2002	973	$0.86057 to $0.86057	$838	0.00%	0.60% to 0.60%	-14.52% to -14.52%

	Prudential SP Small/Mid Cap Value Portfolio (Became available May 1, 2002)

December 31, 2003	4,406	$1.03805 to $1.03805	$4,574	0.03%	0.60% to 0.60%	32.33% to 32.33%
December 31, 2002	1,426	$0.78445 to $0.78445	$1,119	0.66%	0.60% to 0.60%	-21.87% to -21.87%

	Prudential SP INVESCO Small Company Growth Portfolio (Became available May 1, 2002)

December 31, 2003	2,261	$1.02779 to $1.02779	$2,324	0.00%	0.60% to 0.60%	33.90% to 33.90%
December 31, 2002	294	$0.76758 to $0.76758	$226	0.00%	0.60% to 0.60%	-23.24% to -23.24%

	Prudential SP PIMCO Total Return Portfolio (Became available May 1, 2002)

December 31, 2003	14,713	$1.11994 to $1.11994	$16,478	2.47%	0.60% to 0.60%	5.21% to 5.21%
December 31, 2002	9,118	$1.06443 to $1.06443	$9,706	2.07%	0.60% to 0.60%	6.44% to 6.44%

A21

Note 6: Financial Highlights (Continued)

	At the period ended			For the period ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP PIMCO High Yield Portfolio (Became available May 1, 2002)

December 31, 2003	1,907	$1.19021 to $1.19021	$2,269	7.56%	0.60% to 0.60%	21.68% to 21.68%
December 31, 2002	178	$0.97817 to $0.97817	$174	7.34%	0.60% to 0.60%	-2.08% to -2.08%

	Prudential SP Large Cap Value Portfolio (Became available May 1, 2002)

December 31, 2003	684	$1.05756 to $1.05756	$723	0.00%	0.60% to 0.60%	26.02% to 26.02%
December 31, 2002	486	$0.83920 to $0.83920	$408	2.41%	0.60% to 0.60%	-16.88% to -16.88%

	Prudential SP AIM Core Equity Portfolio (Became available May 1, 2002)

December 31, 2003	501	$1.05958 to $1.05958	$531	0.32%	0.60% to 0.60%	22.95% to 22.95%
December 31, 2002	351	$0.86177 to $0.86177	$302	0.00%	0.60% to 0.60%	-14.62% to -14.62%

	Prudential SP MFS Capital Opportunities Portfolio (Became available May 1, 2002)

December 31, 2003	119	$0.97187 to $0.97187	$115	0.09%	0.60% to 0.60%	26.06% to 26.06%
December 31, 2002	34	$0.77093 to $0.77093	$26	0.00%	0.60% to 0.60%	-23.26% to -23.26%

	Prudential SP Strategic Partners Focused Growth Portfolio (Became available May 1, 2002)

December 31, 2003	452	$1.01740 to $1.01740	$460	0.00%	0.60% to 0.60%	25.09% to 25.09%
December 31, 2002	267	$0.81332 to $0.81332	$217	0.00%	0.60% to 0.60%	-19.32% to -19.32%

	Prudential SP Mid Cap Growth Portfolio (Became available May 1, 2002)

December 31, 2003	878	$0.95509 to $0.95509	$838	0.00%	0.60% to 0.60%	39.27% to 39.27%
December 31, 2002	348	$0.68577 to $0.68577	$239	0.00%	0.60% to 0.60%	-30.72% to -30.72%

	SP Prudential U.S. Emerging Growth Portfolio (Became available May 1, 2002)

December 31, 2003	1,134	$1.07571 to $1.07571	$1,219	0.00%	0.60% to 0.60%	41.24% to 41.24%
December 31, 2002	106	$0.76160 to $0.76160	$80	0.00%	0.60% to 0.60%	-24.46% to -24.46%

	Prudential SP AIM Aggressive Growth Portfolio (Became available May 1, 2002)

December 31, 2003	1,593	$0.99023 to $0.99023	$1,577	0.00%	0.60% to 0.60%	25.78% to 25.78%
December 31, 2002	239	$0.78730 to $0.78730	$188	0.00%	0.60% to 0.60%	-21.51% to -21.51%

	Prudential SP Alliance Technology Portfolio (Became available May 1, 2002)

December 31, 2003	281	$0.96977 to $0.96977	$272	0.00%	0.60% to 0.60%	41.55% to 41.55%
December 31, 2002	50	$0.68512 to $0.68512	$35	0.00%	0.60% to 0.60%	-31.63% to -31.63%

	Prudential SP Conservative Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2003	545	$1.09480 to $1.09480	$597	1.24%	0.60% to 0.60%	15.80% to 15.80%
December 31, 2002	195	$0.94545 to $0.94545	$185	0.00%	0.60% to 0.60%	-5.65% to -5.65%

	Prudential SP Balanced Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2003	1,694	$1.09416 to $1.09416	$1,853	0.93%	0.60% to 0.60%	22.14% to 22.14%
December 31, 2002	557	$0.89581 to $0.89581	$499	0.00%	0.60% to 0.60%	-10.72% to -10.72%

	Prudential SP Growth Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2003	3,028	$1.08178 to $1.08178	$3,275	0.42%	0.60% to 0.60%	27.51% to 27.51%
December 31, 2002	945	$0.84841 to $0.84841	$802	0.00%	0.60% to 0.60%	-15.58% to -15.58%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2003	3,170	$1.05666 to $1.05666	$3,350	0.03%	0.60% to 0.60%	31.98% to 31.98%
December 31, 2002	396	$0.80064 to $0.80064	$317	0.00%	0.60% to 0.60%	-20.48% to -20.48%

	Prudential SP Jennison International Growth Portfolio (Became available May 1, 2002)

December 31, 2003	1,073	$1.07385 to $1.07385	$1,152	0.00%	0.60% to 0.60%	38.75% to 38.75%
December 31, 2002	106	$0.77397 to $0.77397	$82	0.00%	0.60% to 0.60%	-22.89% to -22.89%

	Prudential SP Deutsche International Equity Portfolio (Became available May 1, 2002)

December 31, 2003	813	$1.04313 to $1.04313	$848	0.75%	0.60% to 0.60%	26.61% to 26.61%
December 31, 2002	435	$0.82389 to $0.82389	$359	0.00%	0.60% to 0.60%	-18.28% to -18.28%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges net of reimbursement of excess expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period.

A22

Note 6: Financial Highlights (continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60% for VAL contracts, and 0.90% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on VUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other markeing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for VUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or VUL contract, respectively. The range for withdrawal charges is 0% - 2%.This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL’s average daily net assets incurred by the Money Market, Diversifed Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E. Cost of Insurance and Other Related Charges

Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges of up to 5% from each premium payment for VAL contracts and 4% of premiums paid in each contract year up to the amount of the target premium for VUL contracts, which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A23

REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Appreciable Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

A24

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2003 and 2002 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                 2003               2002
                                                                            -----------------  -----------------

ASSETS
Fixed maturities available for sale,
      at fair value (amortized cost, 2003: $5,682,043, 2002: $4,921,691)        $5,953,815        $ 5,158,106
Policy loans                                                                       848,593            879,506
Short-term investments                                                             160,635            214,342
Other long-term investments                                                         89,478             91,021
                                                                            -----------------  -----------------
     Total investments                                                           7,052,521          6,342,975
Cash and cash equivalents                                                          253,564            436,182
Deferred policy acquisition costs                                                1,380,710          1,152,997
Accrued investment income                                                           96,790             86,125
Reinsurance recoverable                                                            517,410            400,671
Receivables from Parent and affiliates                                              53,138             53,599
Other assets                                                                        88,736             41,581
Separate account assets                                                         15,772,262         12,696,758
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $25,215,131        $21,210,888
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                 $5,582,633         $4,855,761
Future policy benefits and other policyholder liabilities                        1,068,977            934,546
Cash collateral for loaned securities                                              431,571            225,518
Securities sold under agreements to repurchase                                      97,102            400,507
Income taxes payable                                                               335,665            245,252
Other liabilities                                                                  111,865            130,411
Separate account liabilities                                                    15,772,262         12,696,758
                                                                            -----------------  -----------------
Total liabilities                                                               23,400,075         19,488,753
                                                                            -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    459,654            466,748
Deferred compensation                                                                 (850)                 -
Retained earnings                                                                1,246,065          1,161,136
Accumulated other comprehensive income:
    Net unrealized investment gains                                                107,690             91,754
    Foreign currency translation adjustments                                            (3)                (3)
                                                                            -----------------  -----------------
Accumulated other comprehensive income                                             107,687             91,751
                                                                                               -----------------
                                                                            -----------------
Total stockholder's equity                                                       1,815,056          1,722,135
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 25,215,131      $  21,210,888
                                                                            =================  =================

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------

                                                               2003                2002               2001
                                                            --------------     ---------------    ---------------

REVENUES

Premiums                                                     $ 142,140         $  128,854         $    90,868
Policy charges and fee income                                  570,158            529,887            490,185
Net investment income                                          344,628            334,486            343,638
Realized investment losses, net                                 (2,770)           (68,037)           (60,476)
Asset management fees                                           13,218             11,397              7,897
Other income                                                    15,229             14,205              4,962
                                                            --------------     ---------------    ---------------

Total revenues                                               1,082,603            950,792            877,074
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                        332,114            275,251            256,080
Interest credited to policyholders' account balances           227,992            204,813            195,966
General, administrative and other expenses                     403,515            509,733            382,701
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                    963,621            989,797            834,747
                                                            --------------     ---------------    ---------------

Income (loss) from operations before income taxes              118,982            (39,005)            42,327
                                                            --------------     ---------------    ---------------

Income Taxes:
    Current                                                    (69,617)           (64,656)           (98,956)
    Deferred                                                   103,666             12,153             73,701
                                                            --------------     ---------------    ---------------
                                                            --------------     ---------------    ---------------

Total income tax expense (benefit)                              34,049            (52,503)           (25,255)
                                                            --------------     ---------------    ---------------

NET INCOME                                                      84,933             13,498             67,582
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

     Change in net unrealized investment gains                   8,379             57,036             29,988

     Foreign currency translation adjustments                        -                149              3,168
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       8,379             57,185             33,156
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $ 93,312           $ 70,683         $   100,738
                                                            ==============     ===============    ===============

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
                                                                                     Deferred       Accumulated
                                                                                                       other             Total
                                    Common stock     Paid-in-       Retained                       comprehensive     stockholder's
                                                     capital        earnings       Compensation    income (loss)         equity
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------

Balance, January 1, 2001                  $           $             $                  $      -        $                 $
                                          2,500       466,748       1,361,924                              1,410           1,832,582

Net income                                    -             -          67,582                 -                -              67,582

Policy credits issued to eligible
policyholders                                 -             -    (128,025)                    -                -            (128,025)

Dividends to Parent                           -             -        (153,816)                -                -            (153,816)

Change in foreign currency
translation adjustments, net of                                                               -
taxes                                         -             -               -                              3,168               3,168

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -           29,988              29,988
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2001                             466,748        1,147,665               -                            1,651,479
                                          2,500                                                           34,566

Net income                                    -             -          13,498                 -                -              13,498

Adjustments to policy credits
issued to eligible policyholders              -             -             (27)                -                -                 (27)

Change in foreign currency
translation adjustments, net of                                                               -
taxes                                         -             -               -                                149                 149

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -           57,036              57,036
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2002                2,500       466,748       1,161,136                 -           91,751           1,722,135

Net income                                    -             -          84,933                 -                -              84,933

Adjustments to policy credits
issued to eligible policyholders              -             -              (4)                -                -                  (4)

Purchase of fixed maturities from
an affiliate, net of taxes                    -        (7,557)              -                 -            7,557                   -

Stock-based compensation programs             -           463               -              (850)               -                (387)

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -            8,379               8,379
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2003            $   2,500      $ 459,654    $ 1,246,065         $    (850)      $  107,687        $  1,815,056
                                    ================================================================================ =================

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------
                                                                  2003             2002             2001
                                                               -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $  84,933 $       13,498  $         67,582
Adjustments to reconcile net income to net cash
     provided by operating activities:
     Policy charges and fee income                                    (108,731)       (74,117)         (54,970)
     Interest credited to policyholders' account balances              227,992        204,813          195,966
     Realized investment losses, net                                     2,770         68,037           60,476
     Amortization and other non-cash items                              51,685        (78,452)         (49,594)
     Change in:
         Future policy benefits and other policyholders'               134,431        126,316          105,368
liabilities
         Reinsurance recoverable                                      (116,739)       (99,974)        (269,129)
         Accrued investment income                                     (10,665)        (8,692)           4,864
         Receivables from Parent and affiliates                            461        (28,025)          18,512
         Policy loans                                                   30,913         (5,441)         (40,645)
         Deferred policy acquisition costs                            (227,713)         6,833         (100,281)
         Income taxes payable/receivable                                90,413        (20,844)          38,839
         Deferred sales inducements                                    (47,100)       (20,071)         (12,143)
         Payable for policy credits to Separate Account                      -              -          115,973
policyholders
         Other, net                                                    (18,988)        23,912          127,185
                                                               -------------------------------------------------
Cash Flows From Operating Activities                                    93,662        107,793          208,003
                                                               -------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                         2,506,887      1,834,129        2,653,798
     Payments for the purchase of:
         Fixed maturities available for sale                        (3,303,651)    (2,884,673)      (2,961,861)
     Cash collateral for loaned securities, net                        206,053         35,496            4,174
     Securities sold under agreement to repurchase, net               (303,405)       319,792          (23,383)
     Other long-term investments, net                                   (2,873)       (10,202)           1,305
     Short-term investments, net                                        53,705          1,256          (12,766)
                                                               -------------------------------------------------
Cash Flows Used In Investing Activities                               (843,284)      (704,202)        (338,733)
                                                               -------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                                 2,196,543      1,789,307        1,456,668
     Policyholders' account withdrawals                             (1,621,978)    (1,014,901)      (1,313,300)
     Cash dividend to Parent                                                 -              -          (26,048)
     Cash provided to affiliate                                              -              -          (65,476)
     Paid in capital transaction associated with the purchase
of fixed
        maturities from an affiliate                                    (7,557)             -                -
     Cash payments made to eligible policyholders                           (4)      (116,000)               -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
Cash Flows From Financing Activities                                   567,004        658,406           51,844
                                                               -------------------------------------------------

     Net (decrease) increase in cash and cash equivalents             (182,618)        61,997          (78,886)
     Cash and cash equivalents, beginning of year                      436,182        374,185          453,071
                                                               -------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                              $  253,564    $   436,182  $       374,185
                                                               =================================================

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                  $   (51,570)                $       (46,021)
                                                                              $           546
                                                               -------------------------------------------------
                                                               -------------------------------------------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                       $              $                $         81,952
                                                                             -              -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
     Taiwan branch dividend paid with net assets/liabilities                  $                $         45,816
                                                               $                            -
                                                                             -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
     Policy credits issued to eligible policyholders           $              $                $       128,025
                                                                             -              -
                                                               -------------------------------------------------

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company is a stock life insurance  company,  organized in 1971 under the laws of the state of Arizona.  Pruco Life
Insurance  Company is licensed to sell interest  sensitive  individual  life insurance,  variable life insurance,  term life insurance, variable and fixed annuities,  and a  non-participating  guaranteed  interest  contract ("GIC") called  Prudential  Credit Enhanced GIC
("PACE")  in the  District  of  Columbia,  Guam and in all states  except New York.  Pruco Life  Insurance  Company  also had  marketed individual life insurance  through its branch office in Taiwan.  The branch office was transferred to an affiliated  Company on January
31, 2001, as described in Footnote 12 to the Financial Statements.

Pruco Life Insurance Company has three  subsidiaries,  which include one wholly owned life insurance  subsidiary,  Pruco Life Insurance
Company of New Jersey ("PLNJ") and two  subsidiaries  formed in 2003 for the purpose of acquiring  municipal  fixed  maturities from an affiliated  company (refer to related party  footnote12).  Pruco Life Insurance  Company and its  subsidiaries  are referred to as "the
Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock  life  insurance  company  organized  in 1982  under  the  laws of the  state of New  Jersey.  It is  licensed  to sell individual  life  insurance,  variable life  insurance,  term life  insurance,  fixed and variable  annuities only in the states of New
Jersey and New York.

The Company is a wholly  owned  subsidiary  of The  Prudential  Insurance  Company of America  ("Prudential  Insurance"),  an insurance company  founded in 1875 under the laws of the state of New Jersey.  On December  18, 2001 ("the date of  demutualization")  Prudential
Insurance  converted  from a mutual life  insurance  company to a stock life  insurance  company and became an  indirect  wholly  owned subsidiary of Prudential  Financial,  Inc.  ("Prudential  Financial").  The demutualization was completed in accordance with Prudential
Insurance's Plan of  Reorganization,  which was approved by the  Commissioner of the New Jersey  Department of Banking and Insurance in
October 2001.

Prudential  Insurance  intends to make additional  capital  contributions  to the Company,  as needed,  to enable it to comply with its reserve  requirements  and fund expenses in connection  with its business.  Generally,  Prudential  Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The  Company is engaged  in a business  that is highly  competitive  because  of the large  number of stock and mutual  life  insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated  financial  statements  include the accounts of Pruco Life Insurance Company and its  subsidiaries.  The consolidated financial  statements have been prepared in accordance with accounting  principles  generally accepted in the United States of America
("GAAP").  The Company has extensive  transactions and relationships  with Prudential  Insurance and other  affiliates,  as more fully described in Footnote 12. Due to these  relationships,  it is possible that the terms of these  transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The  preparation of financial  statements in conformity with GAAP requires  management to make estimates and  assumptions  that affect the reported amounts of assets and liabilities,  in particular  deferred policy  acquisition costs ("DAC") and future policy benefits, and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

Stock Based Compensation
In 2003, Prudential Financial issued stock-based  compensation  including stock options,  restricted stock,  restricted stock units and performance  shares.  Effective  January 1, 2003,  Prudential  Financial changed its accounting for employee stock options to adopt the fair value  recognition  provisions of SFAS No. 123,  "Accounting for stock Based  Compensation" as amended,  prospectively for all new awards  granted to  employees  on or after  January 1, 2003.  Accordingly,  results of  operations  of the  Company  for the year ended
December 31, 2003, include costs of $1.0 million  associated with stock-based  compensation  issued by Prudential  Financial to certain employees  and  non-employees  of the Company and the  statement  of financial  position at December 31, 2003,  includes a reduction in equity for deferred  compensation.  Prior to January 1, 2003,  Prudential  Financial  accounted  for employee  stock  options using the intrinsic  value method of APB No. 25  "Accounting  for Stock Issued to  Employees,"  and related  interpretations.  Under this method,
Prudential  Financial and the Company did not  recognize  any  stock-based  compensation  costs as all options  granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.                                                                       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments
Fixed  maturities  classified as "available  for sale" are carried at estimated fair value.  The amortized cost of fixed  maturities is written down to estimated  fair value if a decline in value is  considered  to be other than  temporary.  See the  discussion  below on realized  investment  gains and losses for a description of the accounting for impairment  adjustments.  Unrealized gains and losses on fixed maturities  "available for sale",  including the effect on deferred policy acquisition costs and policyholders'  account balances that would  result from the  realization  of  unrealized  gains and losses are  included in  "Accumulated  other  comprehensive  income
(loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term  investments  consist of highly  liquid debt  instruments  with a maturity of greater than three months and less than twelve months when purchased.  These  investments are carried at amortized cost, which because of their short-term  nature  approximates  fair value.

Other  long-term  investments  consist of the Company's  investments in joint ventures and  partnerships  in which the Company does not exercise  control,  derivatives held for purposes other than trading,  investments in the Company's own separate  accounts,  commercial loans on real estate, and equity securities  available for sale. Joint ventures and partnership  interests are generally  accounted for using the equity method of accounting,  reduced for other than temporary  declines in value.  The Company's net income from investments in joint ventures and partnerships is generally  included in "Net investment  income."  Separate accounts are carried at estimated fair value.  Commercial  loans on real estate are stated  primarily at unpaid  principal  balances.  Equity  securities  available for sale, comprised of common and  non-redeemable  preferred stock, are carried at estimated fair value. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary.

Realized  investment  losses,  net are  computed  using the  specific  identification  method.  Costs of fixed  maturities  and  equity securities  are adjusted  for  impairments,  which are declines in value that are  considered  to be other than  temporary.  Impairment adjustments are included in "Realized  investment losses,  net." In evaluating whether a decline in value is other than temporary,  the
Company  considers  several  factors  including,  but not limited to the  following:  (1) whether the decline is  substantial;  (2) the duration  (generally  greater than six months);  (3) the reasons for the decline in value  (credit  event,  interest  related or market fluctuation);  (4) the Company's  ability and intent to hold the investments for a period of time to allow for a recovery of value; and
(5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash  equivalents  include  cash on hand,  amounts  due from  banks,  money  market  instruments,  and other debt  issues with maturities of three months or less when purchased.

Deferred sales inducement costs
The company provides sales  inducements to contract  holders,  which primarily include an up-front bonus added to the contract holder's initial  deposit and an enhanced  crediting rate over the first year of the contract,  for certain annuity  contracts.  These costs are deferred and  recognized on the statement of financial  position in other assets.  They are amortized  using the same  methodology  and assumptions  used to amortized  deferred policy  acquisition  costs.  The  amortization  expense is included as a component of interest credited.  As of December 31, 2003 and 2002,  deferred  sales  inducement  costs  included in other assets were $82.1 million and $35.0 million, respectively.

Deferred policy acquisition costs
The Company is charged  distribution  expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing  agreement,  which is intended to reflect a market based pricing  arrangement.  These costs include  commissions and variable field office expenses.  The Company is also allocated costs of policy issuance and underwriting from Prudential's  general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related  primarily to the  production of new  insurance and annuity  business are deferred to the extent such costs are deemed recoverable from future profits.  For annuity products,  the entire  transfer-pricing  fee is deemed to be related to the production of new annuity  business and is  capitalized.  For life products,  there is a look-through  into the expenses incurred by the Prudential  agency  network and expenses that are considered to be related to the production of new insurance  business are  deferred.  The cost of policy  issuance and  underwriting  are also  considered to be related  primarily to the  production of new insurance and annuity business and are fully capitalized.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.                                                                         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred  policy  acquisition  costs  ("DAC") are subject to  recoverability  testing at the end of each  accounting  period.  DAC, for applicable  products,  are adjusted for the impact of unrealized  gains or losses on  investments  as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts  (periods  ranging from 25 to 30 years) in proportion to estimated  gross profits arising principally from investment results,  mortality and expense margins,  and surrender charges based on historical and anticipated future  experience,  which is updated  periodically.  The  effect of  changes  to  estimated  gross  profits  on  unamortized  deferred acquisition  costs is  reflected  in "General  administrative  and other  expenses"  in the period  such  estimated  gross  profits are revised.

DAC related to  non-participating  term  insurance  are  amortized  over the expected  life of the  contracts in  proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential  Insurance have offered  programs under which  policyholders,  for a selected  product or group of products, can  exchange an existing  policy or contract  issued by the Company or  Prudential  Insurance  for another form of policy or contract.
These transactions are known as internal  replacements.  If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered  policies is immediately  charged to expense. If the new policies have terms that are  substantially  similar to those of the earlier  policies,  the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities  loaned  are  treated  as  collateralized  financing  arrangements  and are  recorded  at the  amount  of cash  received  as collateral.  The  Company  obtains  collateral  in an  amount  equal to 102% and 105% of the fair  value of the  domestic  and  foreign securities,  respectively.  The Company  monitors the market value of  securities  loaned on a daily basis with  additional  collateral obtained as necessary.  Non-cash  collateral  received is not reflected in the  consolidated  statements of financial  position because the debtor  typically has the right to redeem the  collateral on short notice.  Substantially  all of the Company's  securities  loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities  sold under  agreements  to  repurchase  are treated as financing  arrangements  and are carried at the amounts at which the securities will be  subsequently  reacquired,  including  accrued  interest,  as specified in the respective  agreements.  Assets to be repurchased are the same, or  substantially  the same, as the assets  transferred and the  transferor,  through right of  substitution, maintains  the right and ability to redeem the  collateral  on short  notice.  The market  value of  securities  to be  repurchased  is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities  repurchase  agreements are used to generate net investment income.  These instruments are short-term in nature (usually 30 days or less) and are  collateralized by cash. The carrying amounts of these  instruments  approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate  account assets and  liabilities  are reported at estimated fair value and represent  segregated  funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities,  real estate related securities,  and short-term  investments.  The assets of each account are legally  segregated  and are generally not subject to claims that arise out of any other business of the Company.  Investment  risks  associated  with market value changes are borne by the customers,  except to the extent of minimum  guarantees  made by the Company  with respect to certain  accounts.  The  investment  income and gains or losses for separate  accounts  generally  accrue to the  policyholders  and are not included in the  Consolidated  Statements  of  Operations  and
Comprehensive  Income.  Mortality,  policy administration and surrender charges on the accounts are included in "Policy charges and fee income".  Asset management fees charged to the accounts are included in "Asset management fees".

Separate  accounts  represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the  policyholders,  with the exception of the Pruco Life Modified  Guaranteed  Annuity  Account.  The Pruco Life Modified
Guaranteed  Annuity Account is a non-unitized  separate account,  which funds the Modified  Guaranteed  Annuity Contract and the Market
Value  Adjustment  Annuity  Contract.  Owners of the Pruco Life Modified  Guaranteed  Annuity and the Market Value  Adjustment  Annuity
Contracts do not  participate in the investment  gain or loss from assets  relating to such  accounts.  Such gain or loss is borne,  in total,  by the Company.  Upon adoption of SOP 03-01  (described  below) on January 1, 2004, the Company will  reclassify this liability from Separate Account Liabilities to Policyholders' Account Balances.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities
Other assets  consist  primarily of deferred  sales  inducements  costs  (described  previously),  premiums due and  deferred,  certain restricted  assets,  and  receivables  resulting  from sales of securities  that had not yet settled at the balance  sheet date.  Other liabilities consist primarily of accrued expenses,  technical overdrafts,  and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts  related to  contingencies  are  accrued if it is probable  that a  liability  has been  incurred  and an amount is  reasonably estimable.

Insurance Revenue and Expense Recognition
Premiums from life insurance policies,  excluding  interest-sensitive  life contracts,  are generally recognized when due. Benefits are recorded as an expense when they are incurred.  For  traditional  life insurance  contracts,  a liability for future policy benefits is recorded using the net level premium  method.  For individual  annuities in payout  status,  a liability for future policy  benefits is recorded for the present value of expected future payments based on historical experience.

Certain  annuity  contracts  provide  the  holder a  guarantee  that the  benefit  received  upon  death will be no less than a minimum prescribed  amount that is based upon a combination  of net deposits to the  contract,  net deposits to the contract  accumulated  at a specified rate or the highest  historical account value on a contract  anniversary.  To the extent the guaranteed minimum death benefit exceeds the current  account value at the time of death,  the Company incurs a cost that is recorded as  "Policyholders'  benefits" for the period in which death occurs.

Amounts  received as payment for  interest-sensitive  life,  deferred  annuities and  guaranteed  investment  contracts are reported as deposits to  "Policyholders'  account  balances".  Revenues from these  contracts  reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders'  account balances for mortality charges,  policy administration charges and  surrender  charges.  Benefits  and expenses  for these  products  include  claims in excess of related  account  balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums,  benefits and expenses are stated net of reinsurance  ceded to other companies.  Estimated  reinsurance  recoverables and the cost of reinsurance  are recognized  over the life of the reinsured  policies using  assumptions  consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and  liabilities  of the Taiwan branch are  translated to U.S.  dollars at the exchange rate in effect at the end of the period.
Revenues,  benefits and other  expenses  are  translated  at the average  rate  prevailing  during the period.  Cumulative  translation adjustments  arising  from the use of  differing  exchange  rates from  period to period are  charged or  credited  directly  to "Other comprehensive  income  (loss)."  The  cumulative  effect of  changes in foreign  exchange  rates are  included  in  "Accumulated  other comprehensive income (loss)".

Asset management fees
Beginning on February 1, 2002, the Company received asset  management fee income from  policyholder  account  balances  invested in The
Prudential Series Funds ("PSF"),  which are a portfolio of mutual fund investments  related to the Company's  separate account products
(refer to Note 12). In addition,  the Company receives fees from  policyholder  account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company  adopted SFAS No. 133, "Accounting  for Derivative  Instruments  and Hedging  Activities"as amended,  on January 1, 2001.
Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its  adoption of FAS 133,  the Company  reclassified  "held to  maturity"  securities  with a fair value of  approximately  $320.6 million to "available for sale" as permitted by the new standard.  This reclassification  resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are financial  instruments whose values are derived from interest rates, foreign exchange rates,  financial indices, or the value of securities  or  commodities.  Derivative  financial  instruments  used by the Company  include  swaps and futures,  and may be exchange-traded or contracted in the over-the-counter  market.  Derivative positions are carried at estimated fair value,  generally by obtaining  quoted  market prices or through the use of pricing  models.  Values can be affected by changes in interest  rates,  foreign exchange rates,  credit spreads,  market volatility and liquidity.  Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives  are used to manage the  characteristics  of the Company's  asset/liability  mix, and to manage the interest rate and currency characteristics of invested assets.  Additionally,  derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company  designates  derivatives  as either (1) a hedge of the fair value of a  recognized  asset or liability  or  unrecognized  firm commitment  ("fair  value"  hedge),  (2) a hedge of a  forecasted  transaction  or the  variability  of cash flows to be  received or paid related to a recognized asset or liability  ("cash flow" hedge),  (3) a foreign  currency or cash flow hedge ("foreign  currency"  hedge),
(4) a hedge of a net investment in a foreign  operation,  or (5) a derivative  entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting,  it is recorded at fair value in "Other long-term  investments" in the Consolidated
Statements of Financial  Position.  All changes in fair value,  including  net receipts and payments are included in "Realized  investment losses, net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company  occasionally is a party to a financial  instrument that contains a derivative  instrument that is "embedded" in the financial instrument.  At inception,  the Company assesses whether the economic  characteristics of the embedded  derivative are clearly and closely related to the economic  characteristics  of the remaining  component of the financial  instrument (i.e., the host contract) and whether a separate  instrument  with the same terms as the embedded  instrument  would meet the  definition of a derivative  instrument.  When it is determined that (1) the embedded derivative  possesses economic  characteristics  that are not clearly and closely related to the economic characteristics  of the host contract,  and (2) a separate  instrument with the same terms would qualify as a derivative  instrument,  the embedded  derivative is separated from the host contract,  carried at fair value,  and changes in its fair value are included in "Realized investment losses, net."

Income Taxes
The Company and its  subsidiaries  are members of the  consolidated  federal  income tax return of Prudential  Financial and file separate company state and local tax returns.  Pursuant to the tax  allocation  arrangement  with  Prudential  Financial,  total federal income tax expense is determined on a separate  company  basis.  Members with losses record tax benefits to the extent such losses are  recognized in the  consolidated  federal tax  provision.  Deferred  income  taxes are  generally  recognized,  based on enacted  rates,  when assets and liabilities  have  different  values for financial  statement and tax reporting  purposes.  A valuation  allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In December 2003, the Financial  Accounting  Standards Board ("FASB") revised  Interpretation  ("FIN") No. 46,  "Consolidation of Variable
Interest  Entities",  which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities,  referred to as variable interest entities ("VIEs"),  should be consolidated in a company's financial  statements.  A VIE is an entity that either (1) has equity investors that lack certain essential  characteristics of a controlling  financial  interest  (including the ability to control the entity,  the obligation to absorb the entity's expected losses and the right to receive the entity's expected  residual  returns),  or (2)
lacks  sufficient  equity to finance its own activities  without  financial  support  provided by other  entities,  which in turn would be expected to absorb at least some of the expected  losses of the VIE. An entity should  consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns.  The Company adopted the  Interpretation for relationships  with VIEs that began on or after  February  1, 2003,  and on  December  31,  2003  adopted  the  revised  guidance  for all relationships  with VIEs that are special purpose  entities  ("SPEs").  The Company will implement the revised  guidance to  relationships with potential  VIEs that are not SPEs as of March 31, 2004.  The transition to the revised  guidance for SPEs as of December 31, 2003 did not have a material effect on the Company's  consolidated  financial  position,  results of operations or cash flows. The Company does not believe the transition to the revised  guidance on March 31, 2004,  will have a material  effect on the Company's  consolidated  financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2003, the Accounting  Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants  ("AICPA")
issued Statement of Position ("SOP") 03-01,  "Accounting and Reporting by Insurance Enterprises for Certain  Nontraditional  Long-Duration
Contracts  and for Separate  Accounts."  AcSEC has  developed  the SOP to address the  evolution of product  designs since the issuance of
Statement of Financial  Accounting  Standards  ("SFAS") No. 60,  "Accounting  and  Reporting by Insurance  Enterprises,"  and SFAS No. 97,
"Accounting and Reporting by Insurance Enterprises for Certain Long-Duration  Contracts and for Realized Gains and Losses from the Sale of
Investments"  and the need for interpretive  guidance to be developed in three areas:  separate  account  presentation and valuation;  the accounting  recognition  given sales  inducements  (bonus  interest,  bonus credits,  persistency  bonuses);  and the  classification  and valuation of certain long-duration contract liabilities.

The most  significant  accounting  implications of the SOP are as follows:  (1) reporting and measuring assets and liabilities of separate account  products as general  account assets and liabilities  when specified  criteria are not met; (2) reporting and measuring seed money in separate  accounts as general  account  assets based on the  insurer's  proportionate  beneficial  interest in the  separate  account's underlying  assets;  (3)  capitalizing  sales  inducements  that meet specified  criteria and amortizing such amounts over the life of the contracts  using  the same  methodology  as used for  amortizing  deferred  acquisition  costs,  but  immediately  expensing  those  sales inducements  accrued or credited if such criteria are not met; (4) recognizing  contractholder  liabilities  for: (a) modified  guaranteed
(market  value  adjusted)  annuities at accreted  balances that do not include the then current  market value  surrender  adjustment,  (b)
two-tier  annuities at the lower  (non-annuitization)  tier account  value,  (c)  persistency  bonuses at amounts that are not reduced for expected  forfeitures,  (d) group pension  participating  and similar general account "pass through"  contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that  determines  the  investment  return pass  through;  (5)
establishing  an  additional  liability for  guaranteed  minimum  death and similar  mortality  and morbidity  benefits only for contracts determined  to have  mortality  and  morbidity  risk  that is other  than  nominal  and when the risk  charges  made for a period  are not proportionate to the risk borne during that period; and (6) for contracts  containing an annuitization  benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133  establishing an additional  liability for the contract feature if the present value of expected  annuitization  payments at the expected  annuitization  date exceeds the expected account balance at the expected annuitization date.

The Company will adopt the SOP effective  January 1, 2004.  The effect of initially  adopting this SOP will be reported as a cumulative effect  of a change  in  accounting  principle  in the 2004  results  of  operations,  which  the  Company  expects  to be a charge  of approximately  $15 million before taxes or approximately  $10 million,  net of taxes. This charge is caused primarily by an increase in reserves for guaranteed  minimum death  benefits  relating to our individual  variable  annuity  contracts and the impact of converting certain  individual  market value  adjusted  annuity (MVA)  contracts from separate  account  accounting  treatment to general  account accounting treatment.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded  Derivatives:  Modified Coinsurance  Arrangements
and Debt Instruments That Incorporate  Credit Risk Exposures That Are Unrelated or Only Partially Related to the  Creditworthiness  of the
Obligor Under Those Instruments."  Implementation  Issue No. B36 indicates that a modified  coinsurance  arrangement  ("modco"),  in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding  company's  return on certain of its  investments,  generally  contains an embedded  derivative  feature that is not clearly and closely  related to the host  contract and should be bifurcated in accordance with the provisions of SFAS No. 133,  "Accounting for Derivative  Instruments and Hedging  Activities."
Effective  October 1, 2003,  the Company  adopted the  guidance  prospectively  for existing  contracts  and all future  transactions.  As permitted by SFAS No. 133, all contracts  entered into prior to January 1, 1999, were  grandfathered and are exempt from the provisions of
SFAS No. 133 that relate to embedded  derivatives.  The application of Implementation  Issue No. B36 did not have a material effect on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150,  "Accounting for Certain  Financial  Instruments with  Characteristics  of both Liabilities and
Equity." SFAS No. 150 generally applies to instruments that are mandatorily  redeemable,  that represent  obligations that will be settled with a variable  number of company shares,  or that represent an obligation to purchase a fixed number of company shares.  For instruments within its scope, the statement  requires  classification as a liability with initial  measurement at fair value.  Subsequent  measurement depends upon the  certainty of the terms of the  settlement  (such as amount and timing) and whether the  obligation  will be settled by a transfer of assets or by issuance of a fixed or variable  number of equity shares.  The Company's  adoption of SFAS No. 150, as of July 1,
2003, did not have an effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2002, the FASB issued SFAS No. 146,  "Accounting for Costs  Associated with Exit or Disposal  Activities."  SFAS No.  146 requires that a liability for costs associated with an exit or disposal  activity be recognized and measured  initially at fair value only when the liability  is  incurred.  Prior  to the  adoption  of SFAS No.  146,  such  amounts  were  recorded  upon the  Company's  commitment  to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45,  "Guarantor's  Accounting and Disclosure  Requirements  for Guarantees,  Including  Indirect
Guarantees  of  Indebtedness  of  Others."  FIN No. 45 expands  existing  accounting  guidance  and  disclosure  requirements  for certain guarantees  and requires  the  recognition  of a liability  for the fair value of certain  types of  guarantees  issued or modified  after
December  31,  2002.  The January 1, 2003  adoption  of the  Interpretation's  guidance  did not have a material  effect on the  Company's financial position.

In June 2001,  the FASB issued SFAS No. 142,  "Goodwill and Other  Intangible  Assets."  SFAS No. 142 requires  that an  intangible  asset acquired  either  individually  or with a group of other  assets shall  initially  be  recognized  and  measured  based on fair value.  An intangible  asset with a finite life is amortized  over its useful life to the reporting  entity;  an intangible  asset with an indefinite useful life,  including  goodwill,  is not amortized.  All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002.

In August 2001, the FASB issued SFAS No. 144,  "Accounting  for the Impairment or Disposal of Long-Lived  Assets." SFAS No. 144 eliminated the  requirement  that  discontinued  operations be measured at net  realizable  value or that entities  include  losses that have not yet occurred.  SFAS No. 144  eliminated  the exception to  consolidation  for a subsidiary  for which  control is likely to be temporary.  The implementation of this provision was not material to the Company's financial  position.  SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell.  An  impairment  for assets that are not to be disposed of is recognized  only if the carrying  amounts of long-lived  assets are not recoverable and exceed their fair values.
Additionally,  SFAS No. 144 expands the scope of  discontinued  operations to include all components of an entity with operations and cash flows that (1) can be  distinguished  from the rest of the entity and (2) will be eliminated from the ongoing  operations of the entity in a disposal transaction. The Company adopted SFAS No. 144 effective January 1, 2002.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS
Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                              2003
                                                 ---------------------------------------------------------------
                                                 -------------   --------------   --------------  --------------
                                                                    Gross            Gross
                                                 Amortized       unrealized       unrealized       Estimated
                                                    cost            gains           losses        fair value
                                                 -------------   --------------   --------------  --------------
                                                                      (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations
of
        U.S. government corporations and
agencies                                          $ 215,305         $ 12,204             $ 10       $ 227,499

    States, municipalities and political             47,603              961                -          48,564
subdivisions

    Foreign government bonds                         44,018            5,345               13          49,350

    Mortgage-backed securities                       93,730            1,929               19          95,640

    Public utilities                                702,793           41,312            2,985         741,120

    All other corporate bonds                     4,577,918          220,845            8,021       4,790,742

Redeemable preferred stock                              676              224                -             900

                                                 -------------   --------------   --------------   --------------
Total fixed maturities available for sale        $5,682,043         $282,820          $11,048       $5,953,815

                                                 =============   ==============   ==============   ==============

                                                                              2002
                                                 ---------------------------------------------------------------
                                                 -------------   --------------   --------------  --------------
                                                                    Gross            Gross
                                                 Amortized       unrealized       unrealized       Estimated
                                                    cost            gains           losses        fair value
                                                 -------------   --------------   --------------  --------------
                                                                      (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations
of
        U.S. government corporations and
agencies                                          $ 600,128         $ 11,898           $    1       $ 612,025

    States, municipalities and political                257                8                -             265
subdivisions

    Foreign government bonds                         45,981            4,707               44          50,644

    Mortgage-backed securities                      120,425            3,242               14         123,653

    Public utilities                                508,456           28,955            5,826         531,585

    All other corporate bonds                     3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                            3,008              275              305           2,978

                                                 -------------   --------------   --------------   --------------
Total fixed maturities available for sale        $                 $ 253,627         $ 17,212      $ 5,158,106
                                                  4,921,691
                                                 =============   ==============   ==============   ==============

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003 is shown below:

                                                   Available for sale
                                               --------------------------------------
                                                 Amortized          Estimated fair
                                                    cost                 value
                                               ---------------    -------------------
                                                          (in thousands)

        Due in one year or less                   $ 391,557             $  396,985

        Due after one year through five years     2,966,656              3,104,194

        Due after five years through ten years    1,602,296              1,698,945

        Due after ten years                         627,804                658,051

        Mortgage-backed securities                   93,730                 95,640
                                               ---------------   --------------------

        Total                                    $5,682,043            $ 5,953,815
                                               ===============   ====================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed  maturities  available for sale during 2003,  2002, and 2001, were $1,956.5  million,  $1,607.1 million and $2,380.4  million  respectively.  Proceeds from the maturity of fixed  maturities  available for sale during 2003,  2002, and 2001, were $550.4 million, $227.0 million, and $273.4 million,  respectively.  Gross gains of $20.8 million, $20.0 million, and $40.3 million and gross losses of $6.8  million,  $48.2  million,  and $47.7  million  were  realized on those sales  during  2003,  2002,  and 2001, respectively.

Writedowns for impairments,  which were deemed to be other than temporary for fixed maturities were $12.4 million,  $27.8 million,  and
$53.5 million for the years, ended December 31, 2003, 2002 and 2001, respectively.

Other Long-Term Investments
The following table provides information relating to other long-term investments as of December 31:

                                                           2003                 2002
                                                     ------------------  --------------------
                                                                 (in thousands)
         Joint ventures and limited partnerships             $37,321              $ 36,502
         Company's investment in Separate                     55,214                45,370
         accounts
         Derivatives for other than trading                  (3,585)                 1,984
         Commercials loans on real estate                        249                 6,966
         Equity securities                                       279                   199
                                                     ------------------  --------------------
                                                     ------------------  --------------------
         Total other long- term investments                 $ 89,478              $ 91,021
                                                     ==================  ====================

The Company's  share of net income from the joint  ventures was $2.4  million,  $1.4  million,  and $1.6  million,  for the years ended
December 31, 2003, 2002, and 2001,  respectively,  and is reported in "Net investment  income."  Mortgage  interest on commercial loans on real estate was $0.9 million,  $0.8 million,  and $0.9 million for the years ended December 31, 2003,  2002 and 2001,  respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2003                2002              2001
                                                          ----------------   -----------------  ----------------
                                                                            (in thousands)

  Fixed maturities available for sale                        $  295,357         $  275,843       $    279,477
  Policy loans                                                   46,750             49,436             48,149
  Short-term investments and cash equivalents                     7,357             13,540             24,253
  Other                                                           7,821              8,128              6,997
                                                          ----------------   -----------------  ----------------
  Gross investment income                                       357,285            346,947            358,876
       Less:  investment expenses                               (12,657)           (12,461)           (15,238)
                                                          ----------------   -----------------  ----------------
  Net investment income                                      $  344,628         $  334,486      $     343,638
                                                          ================   =================  ================

Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                              2003                2002               2001
                                                          ----------------   -----------------  -----------------
                                                                             (in thousands)

  Fixed maturities available for sale                           $  1,567      $     (56,039)     $     (60,924)
  Derivatives                                                     (6,629)           (11,746)            (1,396)
  Other                                                            2,292               (252)             1,844
                                                          ----------------   -----------------  -----------------

  Realized investment losses, net                              $  (2,770)     $     (68,037)     $     (60,476)
                                                          ================   =================  =================

            Net Unrealized Investment Gains (Losses)

Net unrealized  investment  gains (losses) on securities  available for sale are included in the  Consolidated  Statements of Financial
Position as a component  of  "Accumulated  other  comprehensive  income  (loss)."  Changes in these  amounts  include  reclassification adjustments  to exclude from "Other  Comprehensive  income  (loss)," those items that are included as part of "Net income" for a period that also had been part of "Other  Comprehensive  income (loss)" in earlier  periods.  The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.                                                                         INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                 Deferred                       Deferred   related to net
                                              Unrealized          policy      Policyholders'   income tax    unrealized
                                            gains (losses)     acquisition       account      (liability)    investment
                                            on investments        costs         balances        benefit    gains (losses)
                                           ---------------------------------- --------------- -----------------------------
                                           --------------------------------------------------------------------------------
                                                                               (in thousands)
Balance, January 1, 2001                          $  6,635          $  910         $  (155)     $ (2,660)      $  4,730
Net investment gains on investments
arising during the period                           22,007               -               -        (7,922)        14,085
Reclassification adjustment for losses
included in net income                              60,980               -               -       (21,953)        39,027
Impact of net unrealized investment
gains(losses) on deferred policy                         -         (41,223)              -        14,840        (26,383)
acquisition costs
Impact of net unrealized investment
gains(losses) on policyholders' account                  -               -           5,092        (1,833)         3,259
balances
                                           ---------------------------------- --------------- -----------------------------
                                           ---------------------------------- --------------- -----------------------------
Balance, December 31, 2001                          89,622         (40,313)          4,937       (19,528)        34,718
Net investment gains on investments
arising during the period                           90,774               -               -       (32,679)        58,095
Reclassification adjustment for losses
included in net income                              56,117               -               -       (20,202)        35,915
Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                        -         (67,053)              -        24,139        (42,914)
Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                 -               -           9,281        (3,341)         5,940
                                           --------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------
Balance, December 31, 2002                         236,513        (107,366)         14,218       (51,611)        91,754
Net investment gains on investments
arising during the period                           25,794               -               -        (9,330)        16,464
Purchase of fixed maturities from an                11,659               -               -        (4,102)         7,557
affiliate
(see Note 12)
Reclassification adjustment for gains
included in net income                              (2,177)              -               -           784         (1,393)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition                  -         (13,999)              -         5,040         (8,959)
costs
Impact of net unrealized investment gains
(losses) on policyholders' account balances              -               -           3,543        (1,276)         2,267

                                           ---------------------------------- --------------- -----------------------------
Balance, December 31, 2003                      $  271,789     $  (121,365)      $  17,761    $              $  107,690
                                                                                                 (60,495)
                                           ================================== =============== =============================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                       2003                 2002                 2001
                                                  ----------------    ------------------   ------------------
                                                  ----------------    ------------------   ------------------
                                                                      (in thousands)
    Fixed maturities                                    $ 271,772             $ 236,415            $  89,420
    Other long-term investments                                17                    98                  202
                                                  ----------------    ------------------   ------------------
                                                  ----------------    ------------------   ------------------
    Unrealized gains/losses on investments              $ 271,789             $ 236,513            $  89,622
                                                  ================    ==================   ==================

Included in other long-term investments are equity securities.

            Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                               Less than twelve         Twelve months or                  Total
                                                    months                    more
                                            -----------------------     ----------------------    -----------------------
                                            ---------- ------------     --------- ------------    --------- -------------
                                            Fair       Unrealized       Fair      Unrealized      Fair      Unrealized
                                            Value      Losses           Value     Losses          Value     Losses
                                            ---------- ------------     --------- ------------    --------- -------------
                                                                           (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations
of U.S. government corporations and                                    $
agencies                                      $ 6,153      $   10              -       $    -       $ 6,153      $    10
Foreign government bonds                          288          13              -            -           288           13
US Corporate securities                       668,497      10,622         39,571          383       708,068       11,005
Mortgage-backed securities                     15,060          20              -            -        15,060           20
                                            ---------- -----------     ---------- ------------    ---------- ------------
                                            ---------- -----------     ---------- ------------    ---------- ------------
Total                                        $689,998    $ 10,665        $39,571       $  383      $729,569     $ 11,048
                                            ========== ===========     ========== ============    ========== ============

As of December 31, 2003,  gross  unrealized  losses on fixed  maturities  totaled $11.0 million  comprising  180 issuers.  Of this amount, there was $10.6 million in the less than twelve months  category  comprising 161 issuers and $.4 million in the greater than twelve months category  comprising 19 issuers.  There were no  individual  issuers with gross  unrealized  losses  greater than $1.2 million.  The $11.0 million of gross unrealized  losses is comprised of investment  grade  securities.  The $.4 million of gross  unrealized  losses of twelve months or more were  concentrated in the finance sector.  Based on a review of the above  information in conjunction with other factors as outlined in our policy  surrounding  other than  temporary  impairments  (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $191 thousand and a gross unrealized loss of $65 thousand.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment  securities it owns to unaffiliated parties through certain  transactions  including securities lending, securities  sold under  agreements to  repurchase,  and futures  contracts.  At December 31, 2003 and 2002, the carrying value of fixed maturities  available for sale pledged to third parties as reported in the  Consolidated  Statements of Financial  Position were $508.6 million and  $613.6 million, respectively.

Fixed  maturities  of $3.9  million at December 31, 2003 and $2.9  million at December  31,  2002,  respectively,  were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2003             2002              2001
                                                        -----------------------------------------------------
                                                        -----------------------------------------------------
                                                                           (in thousands)
Balance, beginning of year                                    $1,152,997     $  1,159,830     $  1,132,653
Capitalization of commissions, sales and issue expenses          371,650          328,658          295,823
Amortization                                                   (129,938)
                                                                              (268,438)        (156,092)
Change in unrealized investment gains                           (13,999)
                                                                              (67,053)          (41,223)
Foreign currency translation                                           -                -            1,773
Transfer of Taiwan branch balance to an affiliated
company                                                                -                 -        (73,104)
                                                        -----------------------------------------------------
                                                        -----------------------------------------------------
Balance, end of year                                       $   1,380,710  $      1,152,997  $      1,159,830
                                                        =====================================================

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                          2003                 2002
                                                   -------------------   ------------------
                                                               (in thousands)
         Life insurance - domestic                        $ 646,953            $ 578,211
         Life insurance - Taiwan                            376,033              311,300
         Individual annuities                                33,598               31,830
         Group annuities                                     12,393               13,205
                                                   -------------------   ------------------
         Total future policy benefits                   $ 1,068,977            $ 934,546
                                                   ===================   ==================

Life insurance  liabilities  include reserves for death benefits and other policy benefits.  Annuity  liabilities  include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan  traditional life insurance are based on the net level premium method,  calculated using the guaranteed  mortality and nonforfeiture  rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy  benefits for  individual  and group  annuities  are equal to the  aggregate of 1) the present  value of expected  future payments on the basis of  actuarial  assumptions  established  at issue,  and 2) any premium  deficiency  reserves.  Assumptions  as to mortality  are based on the  Company's  experience  when the basis of the  reserve  is  established.  The  interest  rates  used in the determination  of the  individual  annuities  reserves  range  from  6.00% to 11.00%,  with less than 12% of the  reserves  based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                          2003                     2002
                                                   -------------------      -------------------
                                                                 (in thousands)

         Interest-sensitive life contracts               $2,270,703               $2,102,179
         Individual annuities                             2,244,314                1,593,703
         Guaranteed investment contracts                  1,067,616                1,159,879
                                                   -------------------      -------------------
         Total policyholders' account                    $5,582,633               $4,855,761
         balances
                                                   ===================      ===================

Policyholders'  account balances for  interest-sensitive  life, individual annuities,  and guaranteed investment contracts represent an accumulation of account deposits plus credited  interest less withdrawals,  expenses and mortality  charges.  Interest  crediting rates range from 4.00% to 6.10% for  interest-sensitive  life contracts.  Interest crediting rates for individual  annuities range from 1.50%
to 12.00%,  with less than 1% of  policyholders'  account  balances with interest  crediting rates in excess of 8%. Interest  crediting rates for  guaranteed  investment  contracts  range from 3.02% to 8.03%,  with less than 1% of  policyholders'  account  balances  with interest crediting rates in excess of 8%.

6.  REINSURANCE

The Company participates in reinsurance with affiliated companies,  Prudential Insurance,  Prudential of Taiwan, and Pruco Re Ltd., and
other unaffiliated companies,  in order to provide greater  diversification of business,  provide additional capacity for future growth and limit the maximum net loss  potential  arising  from large  risks.  Life  reinsurance  is  accomplished  through  various  plans of reinsurance,  primarily  yearly  renewable term and  coinsurance.  Reinsurance  ceded  arrangements do not discharge the Company as the primary  insurer.  Ceded  balances  would  represent a liability of the Company in the event the  reinsurers  were unable to meet their obligations  to the  Company  under the terms of the  reinsurance  agreements.  The  likelihood  of a  material  reinsurance  liability reassumed by the Company is considered to be remote.

Reinsurance premiums,  commissions,  expense  reimbursements,  benefits and reserves related to reinsured  long-duration  contracts are accounted for over the life of the underlying  reinsured  contracts  using  assumptions  consistent  with those used to account for the underlying  contracts.  Cost of reinsurance is amortized over the life of the  underlying  reinsured  contracts also using  assumptions consistent  with those used to account for the underlying  contracts.  Amounts  recoverable  from  reinsurers are estimated in a manner consistent  with the claim  liabilities  and policy  benefits  associated  with the  reinsured  policies.  The  affiliated  reinsurance agreements,  including the Company's  reinsurance of all its Taiwanese  business as of February 1, 2001, are described  further in Note
12.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

6.  REINSURANCE (continued)
Reinsurance  amounts included in the  Consolidated  Statements of Operations and  Comprehensive  Income for the year ended December 31, are as follows:

                                                            2003              2002               2001
                                                      ------------------ ---------------    ----------------
                                                                          (in thousands)
       Direct  premiums  and  policy  charges  and fee         $878,669        $862,723            $686,887
       income
            Reinsurance assumed                                       -               -                 162
            Reinsurance ceded                                 (166,371)       (203,982)           (105,996)
                                                       ----------------- ---------------    ----------------
       Premiums and policy charges and fee income              $712,298        $658,741
                                                                                                   $581,053

       Policyholders' benefits ceded                           $ 99,229        $ 70,327             $23,733

Reinsurance ceded for  interest-sensitive  life products is accounted for as a reduction of policy charges and fee income.  Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                              2003                 2002
                                                       -------------------   -----------------
                                                                    (in thousands)

         Domestic life insurance -                              $66,837             $45,029
         affiliated
         Domestic life insurance -                               62,147              31,137
         unaffiliated
         Other reinsurance - affiliated                          12,393              13,205

         Taiwan life insurance-affiliated                       376,033             311,300
                                                       -------------------   -----------------
                                                              $ 517,410           $ 400,671
                                                       ===================   =================

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2003                 2002                  2001
                                                  -----------------     ----------------      ----------------
                                                  -----------------     ----------------      ----------------
                                                                        (in thousands)

         Life insurance face amount in force       $ 158,488,681         $ 118,381,408               $
                                                                                                84,317,628
         Ceded to other companies                     (81,095,301)       (49,113,635)
                                                                                               (25,166,264)
                                                  -----------------     ----------------      ----------------
         Net amount of life insurance in force      $ 77,393,380         $ 69,267,773                $
                                                                                                59,151,364
                                                  =================     ================      ================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                             2003                2002               2001
                                                         ----------------   -----------------  -----------------
                                                                           (in thousands)
     Current tax (benefit) expense:
        U.S.                                                  (69,836)          $ (65,004)        $ (100,946)
        State and local                                            219
                                                                                 309               1,866
        Foreign                                                      -
                                                                                  39                124
                                                         ----------------   -----------------  -----------------
        Total                                                 (69,617)            (64,656)           (98,956)
                                                         ----------------   -----------------  -----------------

     Deferred tax expense (benefit):
        U.S.                                                   102,685
                                                                                15,709             76,155
        State and local                                            981             (3,556)            (2,454)
                                                         ----------------   -----------------  -----------------
        Total
                                                            103,666             12,153             73,701
                                                         ----------------   -----------------  -----------------

      Total income tax expense (benefit)                      $ 34,049          $ (52,503)         $ (25,255)
                                                         ================   =================  =================

The income tax expense for the years ended  December 31, differs from the amount  computed by applying the expected  federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                             2003                2002               2001
                                                         ----------------   -----------------  -----------------
                                                                           (in thousands)

     Expected federal income tax (benefit) expense          $   41,644        $   (13,652)       $    14,814
         State and local income taxes                              781             (2,111)              (382)
         Non taxable investment income                         (12,165)           (41,745)           (38,693)
         Incorporation of Taiwan branch                            443              7,545             (1,774)
         Other                                                   3,346             (2,540)               780
                                                         ----------------   -----------------  -----------------
         Total income tax expense (benefit)                   $ 34,049        $   (52,503)       $   (25,255)
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             2003                    2002
                                                         ----------------       -----------------
                                                                    (in thousands)
              Deferred tax assets
                   Insurance reserves                          $14,875                $ 24,976
                   Tax loss carry forwards                      12,731                  23,706
                   Other                                         6,419                   3,871
                                                         ----------------       -----------------
                                                         ----------------       -----------------
                   Deferred tax assets                          34,025                  52,553
                                                         ----------------       -----------------

              Deferred tax liabilities
                   Deferred acquisition costs                  383,712                 312,150
                   Net unrealized gains on securities           96,998                  85,145
                   Investments                                  24,804                  18,299
                                                         ----------------       -----------------
                   Deferred tax liabilities                    505,514                 415,594
                                                         ----------------       -----------------

              Net deferred tax liability                     $ 471,489               $ 363,041
                                                         ================       =================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management  believes that based on its historical  pattern of taxable income,  the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets.  Adjustments  to the valuation  allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.  At December 31, 2003 and 2002,  respectively,  the
Company had state  operating  loss  carryforwards  of $826 million and $592  million,  which  expire by 2018.  At December 31, 2002 the
Company had federal and state capital loss carryforwards of $40 million.

The Internal  Revenue Service (the "Service") has completed all  examinations  of the  consolidated  federal income tax returns through
1996.  The Service has begun its  examination  of 1997 through  2001.  Management  believes  sufficient  provisions  have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial  statements in accordance with accounting  practices  prescribed or permitted by the Arizona Department of Insurance.  Statutory  accounting  practices  primarily differ from GAAP by charging policy acquisition costs to expense as incurred,  establishing future policy benefit liabilities using different actuarial  assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Pruco Life Insurance Company of Arizona amounted to $(140.7) million,  $(238.8) million,  and $71.5 million for the years ended  December 31, 2003,  2002, and 2001,  respectively.  Statutory  surplus of Pruco Life Insurance  Company of
Arizona  amounted to $517.4 million and $471.0 million at December 31, 2003 and 2002,  respectively.  The statutory  losses in 2003 and
2002 were primarily  attributed to the surplus strain from new business,  which results from higher  commissions  and selling  expenses that are not deferred under statutory accounting, and from increases to reserves.

In March 1998, the National Association of Insurance  Commissioners (NAIC) adopted the Codification of Statutory Accounting  Principles guidance  ("Codification"),  which replaced the current  Accounting  Practices and Procedures  manual as the NAIC's primary guidance on statutory  accounting as of January 1, 2001.  Codification  provided guidance for areas where statutory  accounting had been silent and changed current statutory  accounting in certain areas. The Company adopted the Codification  guidance  effective January 1, 2001. As a result of these changes,  the Company reported an increase to statutory surplus of $81 million,  primarily  relating to the recognition of deferred tax assets.

As mentioned above,  the Company  prepares its statutory  financial  statements in accordance with accounting  practices  prescribed or permitted by the Arizona Department of Insurance.  Prescribed  statutory  accounting  practices include publications of the NAIC, state laws,  regulations,  and general  administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company  received  approval from the Arizona  Department of Insurance to treat, as assumption  reinsurance,  the transfer of Pruco Life of Taiwan  (Pruco  Taiwan)  business to a sister  company  Prudential  Life  Insurance  Company of Taiwan,  Inc.
(Prudential of Taiwan).  According to Statement of Statutory  Accounting  Principles  #61, Life,  Deposit-Type  and Accident and Health
Reinsurance of the NAIC  Accounting  Practices and Procedures  Manual,  this type of transfer of business would be treated as indemnity reinsurance  rather than assumption  reinsurance  because there is no concept of novation under Taiwanese law. However,  other than not meeting  the strict  requirements  for a novation,  the  transfer  of Pruco  Taiwan's  business  has the other  elements of  assumption reinsurance.  The effect of this  permitted  practice was an increase to statutory  capital of $113.7  million as of December 31, 2003,
2002, and 2001. The GAAP accounting treatment for this transaction is discussed in Note 12.

The Company is subject to Arizona law,  which limits the amount of dividends  that  insurance  companies can pay to  stockholders.  The maximum dividend,  which may be paid in any twelve-month  period without  notification or approval,  is limited to the lesser of 10% of statutory  surplus as of December 31 of the  preceding  year or the net gain from  operations  of the  preceding  calendar  year.  Cash dividends  may only be paid out of surplus  derived from  realized net profits.  Based on these  limitations,  the Company would not be permitted a dividend distribution without prior approval in 2004.

During 2001, the Company  received  approval from the Arizona  Department of Insurance to pay an  extraordinary  dividend to Prudential
Insurance of $108 million.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The  estimated  fair values  presented  below have been  determined  using  available  market  information  and by  applying  valuation methodologies.  Considerable  judgment is applied in  interpreting  data to develop the estimates of fair value.  Estimated fair values may not be realized in a current market exchange.  The use of different market assumptions and/or estimation  methodologies  could have a material  effect on the estimated fair values.  The following  methods and  assumptions  were used in calculating  the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed  maturities,  other than private placement  securities,  are based on quoted market prices or estimates from  independent  pricing  services.  Generally,  fair values for private  placement  securities are estimated using a discounted cash flow model which  considers the current market spreads between the U.S.  Treasury yield curve and corporate bond yield curve,  adjusted for the type of issue,  its current credit quality and its remaining  average life. The estimated fair value of certain  non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated  using a discounted  cash flow model based upon current U.S.  Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed  investment  contracts and other similar contracts without life  contingencies,  estimated fair values are derived using discounted  projected cash flows,  based on interest rates being offered for similar  contracts with  maturities  consistent with those remaining for the contracts being valued.  For individual  deferred  annuities and other deposit  liabilities,  fair value approximates carrying value.

Derivative financial instruments
Refer to Note 10 for the disclosure of fair values on these instruments.

The following table discloses the carrying  amounts and estimated fair values of the Company's  financial  instruments at December
31:

                                                          2003                                  2002
                                            ----------------------------------    -------------------------------
                                             Carrying          Estimated            Carrying       Estimated
                                               value           fair value            value         fair value
                                            ---------------  -----------------    --------------- ---------------
                                                                      (in thousands)
Financial assets:
   Fixed maturities available for sale        $5,953,815         $5,953,815        $ 5,158,106     $ 5,158,106
   Policy loans                                  848,593            967,547            879,506       1,031,169
   Short-term investments                        160,635            160,635            214,342         214,342
   Cash and cash equivalents                     253,564            253,564            436,182         436,182
   Separate account assets                    15,772,262         15,772,262         12,696,758      12,696,758

Financial liabilities:
   Investment contracts                        3,438,721          3,505,697          2,830,511       2,906,692
   Cash collateral for loaned securities         431,571            431,571            225,518         225,518
   Securities sold under repurchase               97,102             97,102            400,507         400,507
agreements
   Separate account liabilities               15,772,262         15,772,262         12,696,758      12,696,758

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures  arising from  mismatches  between assets and liabilities
(including  duration  mismatches).  Under  interest  rate  swaps,  the Company  agrees with other  parties to  exchange,  at  specified intervals,  the  difference  between  fixed rate and floating  rate  interest  amounts  calculated  by reference to an agreed  notional principal  amount.  Generally,  no cash is exchanged at the outset of the contract and no principal  payments are made by either party.
Cash is paid or received  based on the terms of the swap.  These  transactions  are entered  into  pursuant to master  agreements  that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded  treasury  futures  are used by the  Company to reduce  market  risks  from  changes in  interest  rates and,  to alter mismatches  between the duration of assets in a portfolio and the duration of  liabilities  supported by those  assets.  As an example, the Company  agrees to purchase or sell a specified  number of contracts,  the value of which are determined by the value of designated classes of securities,  and to post  variation  margin on a daily basis in an amount equal to the difference in the daily market values of those contracts.  The Company enters into exchange-traded  futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration  mismatches  between assets and liabilities.  Treasury futures move  substantially in value as interest  rates change and can be used to either modify or hedge existing  interest rate risk.  This strategy  protects  against the risk that cash flow  requirements  may  necessitate  liquidation  of  investments  at  unfavorable  prices  resulting from increases in interest  rates.  This strategy can be a more cost  effective way of  temporarily  reducing the Company's  exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange,  at specified  intervals,  the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal  amount.  Generally,  the principal amount of each currency is exchanged at the beginning and  termination of the currency swap by each party.  These  transactions  are entered into pursuant to master  agreements  that  provide for a single net payment to be made by one  counterparty  for  payments  made in the same currency at each due date.

The table below  summarizes the Company's  outstanding  positions by derivative  instrument types as of December 31, 2003 and 2002. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                              Derivatives
                                        2003                         2002
                               -------------- -------------    ----------- ------------
                               -------------- -------------    ----------- ------------
                                               Estimated                    Estimated
                                 Notional      fair value       Notional   fair value
                               -------------- -------------    ----------- ------------
                                                    (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate                    $13,750          $258        $14,405        $ 414
    Currency                          16,818       (3,851)         21,244        1,571

    Future contracts:
    US Treasury futures                5,600           (3)         12,400        (407)

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The  Company  is  exposed  to  credit-related  losses  in the  event  of  nonperformance  by  counterparties  to  derivative  financial instruments.  Generally,  the  current  credit  exposure  of the  Company's  derivative  contracts  is limited to the fair value at the reporting date. The credit  exposure of the Company's  swaps  transactions is represented by the fair value (market value) of contracts with a positive fair value  (market  value) at the reporting  date.  Because  exchange-traded  futures are effected  through  regulated exchanges,  and positions are marked to market on a daily basis, the Company has little exposure to credit-related  losses in the event of nonperformance by counterparties to such financial  instruments.  The credit exposure of exchange-traded  instruments is represented by the negative  change,  if any, in the fair value (market  value) of contracts  from the fair value  (market  value) at the reporting date.

The Company  manages  credit risk by entering  into  transactions  with  creditworthy  counterparties  and obtaining  collateral  where appropriate  and customary.  In addition,  the Company enters into  over-the-counter  swaps pursuant to master  agreements that provide for a single  net  payment to be made by one  counterparty  to another at each due date and upon  termination.  Likewise,  the  Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis,  our internal  supervisory  and control  functions  review the quality of our sales,  marketing and other customer interface  procedures and practices and may recommend  modifications  or enhancements.  In certain cases, if appropriate,  we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

Prudential  Insurance and its affiliates  have received formal requests for  information  relating to their variable  annuity  business from  regulators and  governmental  authorities.  The regulators and  authorities  include,  among others,  the Securities and Exchange
Commission,  the NASD and the State of New York Attorney  General's  Office.  Prudential  Insurance and its affiliates are  cooperating with all such inquiries and are conducting their own internal review.

It is possible  that the results of  operations  or the cash flow of the Company in a particular  quarterly  or annual  period could be materially  affected as a result of payments in connection  with the matters  discussed above  depending,  in part, upon the results of operations or cash flow for such period.  Management  believes,  however,  that the ultimate  payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company is subject to legal and regulatory  actions in the ordinary course of their  businesses,  including class actions.  Pending legal and  regulatory  actions  include  proceedings  relating to aspects of the  businesses  and  operations  that are specific to the
Company and that are typical of the businesses in which the Company  operates.  Class action and individual  lawsuits involve a variety of issues and/or allegations,  which include sales practices,  underwriting practices, claims payment and procedures,  premium charges, policy  servicing and breach of fiduciary  duties to customers.  We are also subject to litigation  arising out of our general business activities,  such as our investments and third party  contracts.  In certain of these matters,  the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's  litigation is subject to many  uncertainties,  and given the complexity and scope, the outcomes cannot be predicted.  It is possible  that the results of  operations  or the cash flow of the  Company in a  particular  quarterly  or annual  period  could be materially  affected by an  ultimate  unfavorable  resolution  of pending  litigation  and  regulatory  matters.  Management  believes, however,  that the ultimate outcome of all pending  litigation and regulatory  matters should not have a material adverse effect on the
Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS

The Company has extensive  transactions  and  relationships  with Prudential  Insurance and other  affiliates.  It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the  Company's  expenses are  allocations  or charges from  Prudential  Insurance or other  affiliates.  These  expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The  Company's  general and  administrative  expenses  are  charged to the Company  using  allocation  methodologies  based on business processes.  Management  believes that the  methodology is reasonable  and reflects  costs  incurred by Prudential  Insurance to process transactions  on behalf of the Company.  The Company  operates  under  service and lease  agreements  whereby  services of officers and employees,  supplies,  use of  equipment  and office  space are  provided  by  Prudential  Insurance.  Beginning  in 2003,  general and administrative  expenses also includes  allocations  of stock  compensation  expenses  related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged  distribution  expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income
In accordance with a revenue sharing  agreement with Prudential  Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder  account balances  invested in the Prudential Series Funds ("PSF").  These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold four  Corporate  Owned Life  Insurance  ("COLI")  policies  to  Prudential  Insurance.  The cash  surrender  value included in separate  accounts  for the COLI  policies was  $1,018.3  million and $835.6  million at December 31, 2003 and December 31,
2002,  respectively.  Fees  related to the COLI  policies  were $12.2  million,  $21.0  million and $7.0  million for the years  ending
December 31, 2003, 2002, and 2001.

Reinsurance with affiliates
Pruco Reinsurance Ltd. reinsurance agreement
During September 2003, the Company  implemented an agreement to reinsure its term life insurance  policies known as Term Elite and Term
Essential  with an affiliated  company,  Pruco  Reinsurance  Ltd.  ("Pruco Re").  The Company will reinsure with Pruco Re a significant portion of the risks under such policies  through an automatic and  facultative  coinsurance  agreement  ("Agreement").  This Agreement covers all significant risks under the policies  reinsured.  The Company is not relieved of its primary  obligation to the policyholder as a result of these reinsurance  transactions.  This coinsurance agreement replaces the yearly renewable term agreements with external reinsurers  that were  previously  in effect on this block of  business.  The  initial  cost of this  transaction  of $7.5  million was deferred and will be amortized over the life of the underlying  insurance  policies;  $.9 million was amortized in 2003 and is recorded in other income.  Reinsurance  recoverables  related to this transaction are $28.6 million,  which includes the unamortized  portion of
the initial cost of $6.6 million.   Premiums and benefits ceded in 2003 were $30.9 million and $5.7 million, respectively.

Other affiliated reinsurance agreements
In  addition,  the Company  currently  has three other  reinsurance  agreements  in place with  Prudential  Insurance  and  affiliates.
Specifically,  the Company has a reinsurance  Group Annuity  Contract,  whereby the reinsurer,  in  consideration  for a single premium payment by the Company,  provides reinsurance equal to 100% of all payments due under the contract.  In addition,  there are two yearly renewable  term  agreements  in which the  Company  may offer and the  reinsurer  may accept  reinsurance  on any life in excess of the
Company's  maximum limit of retention.  The Company is not relieved of its primary  obligation to the policyholder as a result of these reinsurance transactions.

Affiliated  premiums  ceded from domestic life  reinsurance  agreements,  excluding  Pruco Re for the periods ended  December 31, 2003,
2002, and 2001 were $12.4 million,  $11.1 million, and $9.9 million  respectively.  Affiliated benefits ceded,  excluding Pruco Re, for the periods ended December 31, 2003, 2002, and 2001 from domestic life  reinsurance  agreements are $38.0 million,  $32.5 million,  and
$0.

Group annuities affiliated benefits ceded were $2.6 million in 2003, $2.9 million in 2002, and $3.0 million in 2001.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

Taiwan branch reinsurance agreement
On January 31, 2001, the Company  transferred all of its assets and liabilities  associated with the Company's  Taiwan branch including
Taiwan's  insurance  book of business to an affiliated  Company,  Prudential  Life  Insurance  Company of Taiwan Inc.  ("Prudential  of
Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism  used to transfer this block of business in Taiwan is referred to as a "full  acquisition  and  assumption"  transaction.
Under this  mechanism,  the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured  obligations  and for two years after the maturity date of  not-yet-matured  obligations.  Prudential of Taiwan is also contractually  liable,  under  indemnification  provisions of the  transaction,  for any liabilities  that may be asserted  against the
Company.  The transfer of the insurance  related assets and liabilities was accounted for as a  long-duration  coinsurance  transaction under  accounting  principles  generally  accepted  in the United  States.  Under this  accounting  treatment,  the  insurance  related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this  transaction,  the Company made a capital  contribution  to Prudential of Taiwan in the amount of the net equity of the
Company's  Taiwan  branch as of the date of transfer.  In July 2001,  the Company  dividended  its interest in  Prudential of Taiwan to
Prudential Financial.

Affiliated  premiums  ceded for the periods ended  December 31, 2003,  2002 and 2001 from the Taiwan  coinsurance  agreement were $83.7 million,  $79.6 million and $82.5 million,  respectively.  Affiliated  benefits ceded for the periods ended December 31, 2003, 2002 and
2001; from the Taiwan coinsurance agreement were $13.5 million, $14.2 million and $12.9 million, respectively.

Included in the total  reinsurance  recoverable  balances for both domestic  (including Pruco Re) and Taiwan agreements were affiliated reinsurance  recoverables  of $455.3  million and $369.5  million at December 31, 2003 and December  31, 2002,  respectively.  Of these affiliated amounts,  the reinsurance  recoverable related to the Taiwan coinsurance  agreement was $376.0 million and $311.3 million at
December 31, 2003 and December 31, 2002, respectively.

Purchase of fixed maturities from an affiliate
During 2003,  Pruco Life  Insurance  Company  invested  $111.7  million in the preferred  stock of two Delaware  corporations  (the "DE
Subs"),  which were created to acquire municipal fixed maturity  investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements.  Prudential Financial,  Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased  municipal fixed maturity  investments for $111.7 million,  the  acquisition-date  fair value,  but reflected the investments at historic  amortized cost of the affiliate.  The difference  between the historic  amortized cost and the fair value, net of taxes  was  reflected  as a  reduction  to  paid-in-capital.  The  fixed  maturity  investments  are  categorized  in the  Company's consolidated  balance sheet as  available-for-sale  debt  securities,  and are  therefore  carried at fair value,  with the  difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition,  Pruco Life Insurance  Company also purchased  corporate fixed maturities with a fair value of $52.3 million from the same affiliate.  These  investments  were  reflected  in the same manner as is described  above,  with the  difference  between the historic amortized  cost  and the fair  value,  net of taxes  reflected  as a  reduction  of  paid-in-capital  with an  offsetting  increase  to accumulated other  comprehensive  income.  The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $7.6 million.

Debt Agreements
The Company has a revolving line of credit facility of up to $800 million with Prudential  Funding,  LLC, a wholly owned  subsidiary of
Prudential  Insurance.  The total of asset-based  financing and borrowing  under this credit facility cannot be more than $800 million.
As of December 31, 2003 and 2002, there was $529 million and $626 million,  respectively,  of asset-based financing.  There was no debt outstanding to Prudential Funding, LLC as of December 31, 2003 or December 31, 2002.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below:

                                                                    Three months ended
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                 March 31        June 30      September 30    December 31
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
2003                                                                 (in thousands)
Total revenues                                      $ 257,500       $275,850       $ 275,201       $ 274,052
Total benefits and expenses                           234,344        247,572         246,203         235,502
Income (loss) from operations before income
taxes                                                  23,156         28,278          28,998          38,550
Net income (loss)                                      18,712         21,805          19,171          25,245
                                              ---------------------------------------------------------------

                                              ---------------------------------------------------------------
2002                                                                 (in thousands)
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124

Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income
taxes                                                  24,681       (25,590)        (63,724)          25,628

Net income (loss)                                      19,471       (17,264)        (28,554)          39,845

                                                      Report of Independent Auditors

   To the Board of Directors and Stockholder of
   Pruco Life Insurance Company

   In our opinion,  the consolidated  financial  statements listed in the accompanying  index present fairly, in all material respects, the financial  position of Pruco Life Insurance Company (a wholly-owned  subsidiary of The Prudential  Insurance Company of America)
   and its  subsidiaries at December 31, 2003 and 2002, and the results of their  operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with  accounting  principles  generally  accepted in the United States of
   America.  These  financial  statements are the  responsibility  of the Company's  management;  our  responsibility  is to express an opinion on these financial  statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America,  which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material  misstatement.  An audit includes examining,  on a test basis, evidence  supporting  the amounts and  disclosures  in the  financial  statements,  assessing  the  accounting  principles  used and significant estimates made by management,  and evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2, the Company adopted the fair value  recognition  provisions of Statement of Financial  Accounting  Standards
   No. 123, "Accounting for Stock-Based Compensation" as of January 1, 2003.

   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 10, 2004

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities LLC and Pruco Life Insurance Company. (Note 5)
(ii) Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
(d)	Contracts:
(i) Variable Appreciable Life Insurance Contracts:
(a) With fixed Death Benefit. (Note 5)
(b) With variable Death Benefit. (Note 5)
(ii) Complaint Notice for use in Texas with Variable Appreciable Life Contracts. (Note 5)
(iii) Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 5)
(iv) Endorsement for Misstatement of Age and/or Sex for use in Pennsylvania with Variable Appreciable Life. (Note 5)
(v) Revised Contract with fixed death benefit. (Note 5)
(vi) Revised Contract with variable death benefit. (Note 5)
(vii) Rider for Insured's Waiver of Premium Benefit. (Note 5)
(viii) Rider for Applicant's Waiver of Premium Benefit. (Note 5)
(ix) Rider for Insured's Accidental Death Benefit. (Note 5)
(x) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
(xi) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(xii) Rider for Interim Term Insurance Benefit. (Note 5)
(xiii) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
(xiv) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xv) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(xvi) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions. (Note 5)
(xvii) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions or Attained Age Change. (Note 5)
(xiii) Rider covering lack of Evidence of Insurability on a Child. (Note 2)
(xix) Rider modifying Waiver of Premium Benefit. (Note 2)
(xx) Rider to terminate a Supplementary Benefit. (Note 2)
(xxi) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
(xxii) Rider to provide for exclusion of Aviation Risk. (Note 5)
(xxiii) Rider to provide for exclusion of Military Aviation Risk. (Note 5)
(xxiv) Rider to provide for exclusion for War Risk. (Note 5)
(xxv) Endorsement for Contractual Conversion of a Term Policy. (Note 2)
(xxvi) Endorsement for Conversion of a Dependent Child. (Note 2)
(xxvii) Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 2)
(xxviii) Endorsement providing for Variable Loan Interest Rate. (Note 5)
(xxix) Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 5)
(xxx) Certification guaranteeing Right to Convert for use in Virginia. (Note 2)
(xxxi) Endorsement for Increase in Face Amount. (Note 5)
(xxxii) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance:
(a)for use with fixed death benefit Contract. (Note 5)
(b)for use with variable death benefit Contract. (Note 5)
(xxxiii) Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount After Three Years.(Note 5)
(xxxiv) Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount After Three Years. (Note 5)
(xxxv) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 5)
(xxxvi) Appreciable Plus Rider. (Note 5)
(xxxvii) Living Needs Benefit Rider:
(a) for use in Florida. (Note 4)
(b) for use in all approved jurisdictions except Florida. (Note 4)
(e)	Application:
(i) Application for Variable Appreciable Life Insurance Contracts. (Note 5)
(ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)
(g)	Not Applicable
(h)	None.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 6)
(j)	Powers of Attorney:
Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 7)
James J. Avery, Jr. (Note 8)
William J. Eckert, IV, Ronald P. Joelson, David R. Odenath, Jr. (Note 9)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 1)

(Note    1)     Filed herewith.
(Note    2)     Incorporated  by  reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-80513,
                filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.
(Note    3)     Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note    4)     Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note    5)     Incorporated  by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 29, 1997.
(Note    6)     Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49332,
                filed April 22, 2002 on behalf of the Pruco Life Variable Universal Account.
(Note    7)     Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85115,
                filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.
(Note    8)     Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451,
                filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note    9)     Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998.

VIVIAN L. BANTA, Chairman, and Director –Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director – Senior Vice President and Chief Financial Officer, Prudential Financial since 1997.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, President and Director – Vice President, Finance, Insurance Division, Prudential Fiancial since 1999.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities, since 2003; 1999 to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

C.   EDWARD CHAPLIN, Treasurer – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President – Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products, Prudwential Retirement.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer – Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707 filed March 10, 2004.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance Contracts issued by Pruco Life.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("PRUSEC")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (1)	Chairman of the Board, Manager
John G. Gordon (1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (1)	Vice President, Controller, Chief Financial Officer
Page H. Pennell (1)	Vice President, Chief Compliance Officer
Maryanne Ryan (2)	Vice President, Anti-Money Laundering Officer
John M. Howard (1)	Vice President, Manager
Priscilla Myers (1)	Vice President
Patrick L. Hynes (4)	Vice President
Michele Talafha (4)	Assistant Vice President
C. Edward Chaplin (2)	Vice President, Treasurer
Ralph Aquilera (1)	Assistant Controller
James J. Avery, Jr. (1)	Manager
Kevin B. Frawley (1)	Manager
David R. Odenath (3)	Manager
Judy A. Rice (3)	Manager
Martin Chotiner (1)	Assistant Controller
Raymond H. Goslin (1)	Assistant Controller
Janice Pavlou (1)	Assistant Controller
Valerie Simpson (1)	Assistant Controller
Paul F. Blinn (1)	Assistant Treasurer
Kathleen C. Hoffman (2)	Assistant Treasurer
Robert Montellione (1)	Assistant Treasurer
Patricia Christian (1)	Assistant Secretary
Mary Jo Reich (1)	Assistant Secretary
Thomas Castano (1)	Assistant Secretary
Kathleen Gibson (2)	Vice President, Assistant Secretary
Georgia T. Garnecki (2)	Assistant Secretary

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Commissions are based on a premium value referred to as the Commissionable Target premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistancy standards with regard to the sale of the Contract may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2004.

(Seal)

Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Andrew J. Mako
	Thomas C. Castano		Andrew J. Mako
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2004.

Signature and Title

Signature and Title

/s/*__________________________
Vivian L. Banta
Chairman and Director

/s/*_________________________
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
Richard J. Carbone
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.

(l) Actuarial Opinion	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, independent accountants.

(q) Redeemability Exemption	Memoradum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B).